Exhibit 10.67

EXECUTION VERSION

URANIUM ENERGY CORP.

-AND-

URANIUM ROYALTY CORP.

ROYALTY PURCHASE AGREEMENT

August 20, 2018

ARTICLE 7 INDEMNIFICATION		23

7.1	Indemnity of UEC	23
7.2	Indemnity of Purchaser	24
7.3	Notice of and Defence of Third Party Claims	24
7.4	Tax Treatment of Indemnity Payments	25

ARTICLE 8 GENERAL		26

8.1	Further Assurances	26
8.2	Third Party Beneficiaries	26
8.3	Time of the Essence	26
8.4	Fees and Expenses	26
8.5	Benefit of the Agreement	26
8.6	Entire Agreement	26
8.7	Amendments and Waiver	26
8.8	Assignment	27
8.9	Notices	27
8.10	Governing Law	28
8.11	Counterparts and Faxed Signatures	28
8.12	Paramountcy	29

SCHEDULES
Schedule "A"	-	Representations and Warranties of UEC
Schedule "B"	-	Representations and Warranties of the Purchaser
Schedule "C"	-	Anderson Property
Schedule "D"	-	Slick Rock Property
Schedule "E"	-	Workman Creek Property
Schedule "F"	-	Form of Royalty
Schedule "G"	-	Consents and Approvals
Schedule "H"	-	Form of Declaration

ii

ROYALTY PURCHASE agreement

THIS AGREEMENT made as of August 20, 2018.

BETWEEN:

uranium energy corp., a corporation existing under the laws of Nevada and having an address at 500 North Shoreline, Suite 800N, Corpus Christi, Texas 78401

("UEC");

AND:

URANIUM ROYALTY CORP., a corporation existing under the laws of Canada and having an address at 502-211 Yonge Street, Toronto, Ontario M5B 1M4

(the "Purchaser").

WHEREAS UEC owns a 100% interest in each of the Slick Rock Property and the Workman Creek Property and, through its wholly-owned subsidiary, CMC, owns a 100% interest in the Anderson Property.

AND WHEREAS UEC and the Purchaser wish to enter into a transaction pursuant to which, among other things, UEC shall create, grant and sell, and cause CMC to create, grant and sell, to the Purchaser, the Royalties on the Properties upon and subject to the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties hereby covenant and agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Agreement, unless something in the subject matter or context is inconsistent therewith:

(a)	"Affiliate" means as to any Person, any other Person which, directly or indirectly, Controls, is Controlled by, or is under common Control with, such Person;

(b)	"Agreement" means this agreement and the Schedules attached hereto and all amendments, restatements or replacements made hereto by written agreement between the Parties;

(c)	"Anderson Property" means the certain mining claims located in Yavapai County, Arizona as set out in Schedule "C" to this Agreement together with any present or future renewal, extension, modification, relocation, substitution, amalgamation, replacement, succession, conversion, concession, demise to lease, renaming or variation of any of those mining claims or additional acquired interests (whether granting or conferring the same, similar or any greater rights and whether extending over the same or a greater or lesser domain);

(d)	"Anderson Royalty" means the 1.0% net smelter returns royalty on the Anderson Property to be created and granted by CMC and delivered by UEC to the Purchaser at Closing in respect of the Anderson Property, as more particularly described in the Anderson Royalty Agreement;

(e)	"Anderson Royalty Agreement" means the royalty agreement to be entered into by CMC and the Purchaser at Closing, in the form substantially similar to the form attached as Schedule "F" to this Agreement, with such amendments and modifications as reasonably necessary to reflect Applicable Law in the State of Arizona;

(f)	"Anderson Technical Report" means the NI 43-101 technical report titled "Technical Report on the Anderson Uranium Project, Yavapai County, Arizona, USA" prepared for UEC by Bruce Davis and Robert Sim with an effective date of April 15, 2012;

(g)	"Applicable Law" or "Law" in respect of any Person, property, transaction or event, means all laws, statutes, treaties, regulations, and enforceable judgments, orders and decrees, domestic and foreign, applicable to that Person, property, transaction or event and, in each case having the force of law, all applicable official directives, rules, protocols, consents, approvals, authorizations, guidelines, orders and policies of any Governmental Body having or purporting to have authority over that Person, property, transaction or event;

(h)	"Books and Records" means all scientific and technical, financial, accounting, business, tax and employee information, records and files, in any form whatsoever (including written, printed or electronic form or stored on computer discs or other data and software storage devices) related to any of the Projects, including regulatory filings and returns, books of account and related original source documentation, actuarial, tax and accounting information, geological and metallurgical data, drill hole logs, cross sections and assay results, reports, technical reports, files, lists, drawings, plans, logs, briefs, computer program documentation, mining plans, Environmental reports, employee data and records, written employment manuals and employment policies;

(i)	"Business" means the business of UEC and CMC as presently conducted and as disclosed in the UEC Public Documents, including the mineral exploration and development of each of the Properties;

(j)	"Business Day" means a day that is not a Saturday, Sunday or any other day which is a statutory holiday in Vancouver, British Columbia, Denver, Colorado or Phoenix, Arizona;

(k)	"Claim" means any claim of any nature whatsoever, including any demand, Liability, grievance, obligation, debt, damage, cost, action, cause of action, suit, proceeding, judgment, award, assessment, reassessment or notice of determination of Loss;

(l)	"Closing" means completion of the sale to and purchase by the Purchaser of the Royalties and the completion of all other transactions contemplated by this Agreement that are to occur at the same time as the sale and purchase of the Royalties;

(m)	"Closing Date" means two (2) Business Days following the date on which all of the conditions precedent to Closing set forth in Article 3 of this Agreement have been satisfied or waived, or such other date as the Parties may agree upon in writing as the date upon which the Closing shall take place;

(n)          "Closing Document'' means any document delivered at or subsequent to the Time of Closing as provided in or pursuant this Agreement, including the Royalty Agreements;

(o)          "CMC" means UEC Concentric Merge Corp., a corporation organized under the laws of Nevada;

(p)          "Confidential Information" means all information relating to or provided under this Agreement and the Royalties, in any form and whether or not stated or noted to be confidential, other than information which is or becomes available to the public other than as a result of a breach of Section 6.6 of this Agreement;

(q)          "Consideration Shares" has the meaning ascribed to that term in Section 2.2 of this Agreement;

(r)          "Contract'' of any Person means all contracts, licences, sub-licences, agreements, commitments, entitlements, undertakings, understandings and engagements to which such Person is a party or by which such Person is bound, whether written, oral or otherwise, and includes any manufacturer's or supplier's warranty, guarantee or commitment (express or implied) and includes the Concession Agreement;

(s)          "Control" means:

(i)	when applied to the relationship between a Person and a corporation, the beneficial ownership by such Person at the relevant time of shares of such corporation carrying more than 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation or carrying sufficient rights to elect a majority of the directors of such corporation or the ability of such Person to elect or appoint a majority of the directors or influence the voting of a majority of the directors through contract, understanding or other arrangement; and

(ii)	when applied to the relationship between a Person and a partnership or joint venture, the beneficial ownership by such Person at the relevant time of more than 50% of the ownership interests of the partnership or joint venture in circumstances where it can reasonably be expected that such Person directs the affairs of the partnership or joint venture;

and the words "Controlled by", "Controlling" and similar words have corresponding meanings; provided that a Person (the "first-mentioned Person") who Controls a corporation, partnership or joint venture (the "second-mentioned Person") shall be deemed to Control: (i) a corporation, partnership or a joint venture (the "third-mentioned Person") which is Controlled by the second- mentioned Person, (ii) a corporation, partnership or joint venture which is controlled by the third-mentioned Person, and (iii) so on;

(t)	"Disclosure Schedule" means the disclosure schedule of even date herewith executed by UEC and delivered to the Purchaser concurrently with the execution of this Agreement;

(u)	''Disposal" means any disposal by any means including dumping, incineration, spraying, pumping, injecting, depositing or burying;

(v)	"Environment" includes the air, surface water, groundwater, body of water, any land, soil or underground space even if submerged under water or covered by a structure, all living organisms and the interacting natural systems that include components of air, land, water, organic and inorganic matters and living organisms and the environment or natural environment as defined in any Environmental Law and "Environmental" will have a similar extended meaning;

(w)	"Environmental Laws" means any Applicable Laws relating in whole or in part to the Environment including but not limited to, those relating to the storage, generation, use, handling, manufacture, processing, transportation, import, export, treatment, Release or Disposal of any Hazardous Substance;

(x)	"Exchange" means the TSX Venture Exchange or such other stock exchange in Canada on which the common shares of the Purchaser are first voluntarily listed for trading by the Purchaser;

(y)	"Financial Statements" mean, collectively, the audited consolidated financial statements of UEC for the fiscal year ended July 31, 2017 and any unaudited financial statements of UEC for any subsequent interim or quarterly period prior to the Closing Date as filed with the United States Securities and Exchange Commission and any Canadian securities regulatory authorities;

(z)	"Governmental Approval" means any authorization, consent, approval, licence, ruling, permit, concession, certification, exemption, filing, variance, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Body;

(aa)	"Governmental Body" means any domestic or foreign government, including any national, state, regional, municipal or local government, governmental department, commission, board, bureau, agency, authority or instrumentality, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including all tribunals, commissions, boards, bureaux, arbitrators and arbitration panels, and any authority or other Person controlled by any of the foregoing;

(bb)	"Hazardous Substance" means any pollutant, contaminant, waste, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, controlled or regulated in any Environmental Law;

(cc)	"Indemnified Party" or "Indemnifying Party" has the meaning ascribed to those terms in Section 7.3.8 hereof;

(dd)	"Interim Period" means the period between execution and delivery of this Agreement and the Closing Date;

(ee)	"IPO" means the initial listing and trading of the common shares of the Purchaser by the Purchaser on the Exchange;

(ff)	"IPO Date" means the date of the IPO;

(gg)	"knowledge", with respect to any Party, means the actual knowledge of any officer, or director of such Party after due inquiry (and each such individual will be deemed to have "knowledge" of a particular fact or other matter if: (i) that individual is actually aware of that fact or matter; or (ii) that fact or matter has been received or comes to the attention of that individual under circumstances in which a reasonable person would take cognizance of it), and for greater certainty, where a representation or warranty refers to the knowledge of more than one Party, each such Party is giving such representation and warranty to its own knowledge only and knowledge of one such Party shall not be imputed to any other such Party;

(hh)	"Liabilities" includes any debts, financial obligations, liabilities, obligations, Claims, Liens, commitments, demands and expenses of any nature or kind, whether known or unknown, primary or secondary, liquidated or unliquidated, secured or unsecured, accrued or unaccrued, absolute, contingent or otherwise and whether due or to become due, of any Person and whether or not reflected or required to be reflected in a balance sheet in accordance with generally accepted accounting principles;

(ii)	"Lien" means with respect to any property or asset, any security interest, mortgage, pledge, prohibition, injunction, lien, charge, assignment, Claim, compromise or other encumbrance or interest of any kind, upon any such property or asset, or upon the income revenue or profits therefrom, including: (i) any right to participate in revenues, profits, royalties, rents or other income in any way derived from or attributable to such property or asset or any rights arising therefrom; (ii) any acquisition of or option to acquire any property or asset upon conditional sale or other title retention agreement, device or arrangement (including any capital lease); (iii) any sale, assignment, pledge or other transfer for security of any accounts, intangibles or chattel paper, with or without recourse; and (iv) any agreement to create or grant any of the foregoing;

(jj)	"Loss" means any loss, Liability, damage, cost or expense including reasonable attorneys' fees, suffered or incurred, including the reasonable costs and expenses of any assessment, judgment, settlement or compromise relating thereto;

(kk)	"NI 43-101" means National Instrument 43-101 - Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators;

(ll)	"Order" means any order, judgment, injunction, decree, stipulation, determination, award, decision or writ of any court, tribunal, arbitrator or Governmental Body;

(mm)	"Parties" means the parties to this Agreement and "Party" means any one of them;

(nn)	"Permitted Lien" means:

(i)	Liens for taxes, assessments or governmental charges or levies not at the time due or delinquent or, if due and delinquent, the validity of which is being contested at the time by appropriate proceedings;

(ii)	Liens imposed by operation of law in connection with workers’ compensation, employment insurance or other social security legislation, in each case which secure obligations not at the time due or delinquent or, if due or delinquent, the validity of which is being contested at the time by appropriate proceedings;

(iii)	undetermined or inchoate Liens incidental to current operations which have not at such time been filed pursuant to law against UEC or CMC, as applicable, or which relate to obligations not due or delinquent or, if due or delinquent, the validity of which is being contested by appropriate proceedings;

(iv)	Liens given in the ordinary course of business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other public authority in connection with the operations of UEC and CMC; and

(v)	statutory exceptions and reservations to title.

(oo)	"Person" means an individual, a partnership, a corporation, a Governmental Body, a trustee, any unincorporated organization and the heirs, executors, administrators or other legal representatives of an individual and words importing "Person" have similar meaning;

(pp)	"Proceedings" has the meaning ascribed to it in Schedule "A" of this Agreement;

(qq)	"Projects" means, collectively, the mineral exploration and development projects of UEC and CMC located at the Properties;

(rr)	"Properties" means, collectively, the: (i) Slick Rock Property; (ii) the Anderson Property; and (iii) the Workman Creek Property;

(ss)	"Purchase Price" has the meaning ascribed to that term in Section 2.1 hereof;

(tt)	"Release" includes releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, migrating, escaping, leaching, disposing, dumping, depositing, spraying, burying, abandoning, incinerating, seeping or placing, or any similar action defined in any Environmental Law;

(uu)	"Representatives" means each director, officer, employee, agent, solicitor, accountant, professional advisor and other representative of an Indemnified Party;

(vv)	"Royalties" means, collectively: (i) the Slick Rock Royalty; (ii) the Anderson Royalty; and (iii) the Workmen Creek Royalty;

(ww)	"Royalty Agreements" means, collectively: (i) the Slick Rock Royalty Agreement; (ii) the Anderson Royalty Agreement; and (iii) the Workman Creek Royalty Agreement;

(xx)	"SEDAR" means the System for Electronic Document Analysis and Retrieval maintained by the Canadian Securities Administrators;

(yy)	"Slick Rock Property" means those certain mining claims and lease interests located in San Miguel County, Colorado, as set out in Schedule "D" to this Agreement together with any present or future renewal, extension, modification, relocation, substitution, amalgamation, replacement, succession, conversion, concession, demise to lease, renaming or variation of any of those mining claims and lease interests or additional acquired interests (whether granting or conferring the same, similar or any greater rights and whether extending over the same or a greater or lesser domain);

(zz)	"Slick Rock Royalty" means the 1.0% net smelter returns royalty on the Slick Rock Property to be created, granted and sold by UEC to the Purchaser at Closing in respect of the Slick Rock Property, as more particularly described in the Slick Rock Royalty Agreement;

(aaa)	"Slick Rock Royalty Agreement" means the royalty agreement to be entered into by UEC and the Purchaser at Closing, in the form substantially similar to the form attached as Schedule "F" to this Agreement, with such amendments and modifications as reasonably necessary to reflect Applicable Law in the State of Colorado;

(bbb)	"Slick Rock Technical Report" means the NI 43-101 technical report titled "Technical Report – Preliminary Economic Assessment for the Slick Rock Project Uranium/Vanadium Deposit, San Miguel County, Southwest Colorado" prepared for UEC by Bruce Davis and Robert Sim with an effective date of April 8, 2014;

(ccc)	"Subsidiaries" means a Person that is Controlled directly or indirectly by another Person and includes any subsidiaries of that subsidiary and, in the case of UEC, includes CMC;

(ddd)	"Taxes" means all taxes, assessments, charges, dues, duties, rates, fees, imposts, levies and similar charges of any kind lawfully levied, assessed or imposed by any Governmental Body, including all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes (including taxes relating to the transfer of interests in real property or entities holding interests therein), franchise taxes, licence taxes, withholding taxes, payroll taxes, employment taxes, excise, severance, social security, workers' compensation, employment insurance or compensation taxes or premium, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes, fees, imports, assessments or charges of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on such entity, and any interest, penalties, additional taxes and additions to tax imposed with respect to the foregoing;

(eee)	"Technical Reports" means, collectively: (i) the Slick Rock Technical Report; (ii) the Anderson Technical Report; and (iii) the Workman Creek Technical Report;

(fff)	"Third Party" means any Person other than a Party or an Affiliate of a Party;

(ggg)	"Third Party Claim" means any Claim asserted by a Third Party against an Indemnified Party;

(hhh)	"Time of Closing" means 9:00 a.m. (Vancouver time) on the Closing Date, or such earlier or later time on the Closing Date that may be agreed by the Parties;

(iii)	"Transfer Taxes" has the meaning ascribed to that term in Section 6.3.1 hereof;

(jjj)	"UEC Public Documents" means those forms, reports, schedules, statements and other documents, including any financial statements, the Technical Reports or other documents (including any schedules included therein) as are filed on SEDAR under the profile for UEC and accessible to the public, together with the annual reports on Form 10-K or Form 10-KSB, quarterly reports on Form 10-Q or Form 10-QSB and current reports on Form 8-K, including all amendments thereto, filed by or furnished by UEC with the United States Securities and Exchange Commission, including any schedules or exhibits included therein;

(kkk)	"U.S. Securities Act" means the United States Securities Act of 1933, as may be amended from time to time;

(lll)	"Workman Creek Property" means the mining claims located in Gila County, Arizona, as set out in Schedule "E" to this Agreement together with any present or future renewal, extension, modification, relocation, substitution, amalgamation, replacement, succession, conversion, concession, demise to lease, renaming or variation of any of those mining claims or additional acquired interests (whether granting or conferring the same, similar or any greater rights and whether extending over the same or a greater or lesser domain);

(mmm)	"Workman Creek Royalty" means the 1.0% net smelter returns royalty on the Workman Creek Property to be created, granted and sold by UEC to the Purchaser at Closing in respect of the Workman Creek Property, as more particularly described in the Workman Creek Royalty Agreement;

(nnn)	"Workman Creek Royalty Agreement" means the royalty agreement to be entered into by UEC and the Purchaser at Closing, in the form substantially similar to the form attached as Schedule "F" to this Agreement, with such amendments and modifications as reasonably necessary to reflect Applicable Law in the State of Arizona; and

(ooo)	"Workman Creek Technical Report" means the NI 43-101 technical report titled "Updated Technical Report for the Workman Creek Project, Central Arizona" prepared for UEC, by Neil G. McCallum and G.H. Giroux with an effective date of March 2, 2012 and amended July 7, 2012.

1.2	Headings

The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "hereof, "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles and Sections of and Schedules to this Agreement.

1.3	Extended Meanings

In this Agreement, words importing the singular number only include the plural and vice versa, words importing any gender include all genders. The terms "includes" or "including" mean "including without limiting the generality of the foregoing".

1.4	Statutory References

In this Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended, re-enacted or replaced and includes any regulations made thereunder.

1.5	Accounting Principles

Wherever in this Agreement reference is made to a calculation to be made in accordance with generally accepted accounting principles, such reference shall be deemed to be to United States generally accepted accounting principles, consistently applied, applicable as at the date on which such calculation is made or required to be made in accordance with such accounting principles.

1.6	Currency

Unless otherwise indicated, all references to currency herein, including "$" are to lawful money of Canada.

1.7	Consent

Whenever a provision of this Agreement requires an approval or consent and such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

1.8	Performance on Holidays

If any action is required to be taken pursuant to this Agreement on or by a specified date which is not a Business Day, then such action will be valid if taken on or by the next Business Day.

1.9	Calculation of Time

In this Agreement, a period of days will be deemed to begin on the first day after the event which began the period and to end at 5:00 p.m. (Vancouver time) on the last day of the period. If, however, the last day of the period does not fall on a Business Day, the period will terminate at 5:00 p.m. (Vancouver time) on the next Business Day.

1.10	Schedules

The following are the Schedules annexed hereto and incorporated by reference and deemed to be a part hereof:

Schedule "A"	-	Representations and Warranties of UEC
Schedule "B"	-	Representations and Warranties of the Purchaser
Schedule "C"	-	Anderson Property
Schedule "D"	-	Slick Rock Property
Schedule "E"	-	Workman Creek Property
Schedule "F"	-	Form of Royalty
Schedule "G"	-	Consents and Approvals
Schedule "H"	-	Form of Declaration

Capitalized terms used but not otherwise defined in the Schedules have the meanings given to them in this Agreement.

ARTICLE 2
PURCHASE AND SALE OF ROYALTIES

2.1	Purchase and Sale of Royalties

Subject to the terms and conditions set out in this Agreement, UEC hereby agrees to, in the case of the Slick Rock Royalty and the Workman Creek Royalty, create, grant, sell and deliver and, in the case of the Anderson Royalty, cause CMC to create, grant and deliver, to the Purchaser, and the Purchaser hereby agrees to purchase and acquire from UEC, free and clear of any Liens, the Royalties in consideration for the Consideration Shares payable by the Purchaser to UEC as set forth in Section 2.2 of this Agreement. The terms and conditions of the Royalties shall be set out in the Royalty Agreements, which shall be executed and delivered on the Closing Date as contemplated under Section 3.1.1 of this Agreement.

2.2	Payment of Purchase Price

The Purchaser shall satisfy the Purchase Price by issuing to UEC 12,000,000 common shares of the Purchaser (the "Consideration Shares") at Closing, which Consideration Shares will be delivered in accordance with Section 3.2.1(d) of this Agreement and subject to the restrictions set forth in Section 2.5 of this Agreement.

2.3	Place of Closing

The Closing will take place at the Time of Closing at the offices of Sangra Moller LLP in Vancouver, British Columbia or at such other place as may be agreed upon by the Parties.

2.4	Closing

The purchase and sale of the Royalties and the payment of the Purchase Price will be completed simultaneously on the Closing Date, subject to the conditions precedent in Article 3 of this Agreement having been satisfied or waived by the Party entitled to waive such conditions.

2.5	Consideration Shares

2.5.1	In addition to any statutory hold periods under Applicable Laws, UEC covenants and agrees that it will not sell, transfer or otherwise dispose of any Consideration Shares (directly or indirectly) until the date that is:

(a)	six (6) months after the IPO Date, in respect of 4,000,000 of the Consideration Shares issued to it pursuant to this Agreement;

(b)	twelve (12) months after the IPO Date, in respect of an additional 4,000,000 of the Consideration Shares issued to it pursuant to this Agreement; and

(c)	eighteen (18) months after the IPO Date, in respect of the balance of the Consideration Shares issued to it pursuant to this Agreement.

2.5.2	UEC covenants and agrees that, subject to compliance with Section 2.5.1 of this Agreement, it shall not:

(a)	for a period of thirty-six (36) months after Closing, sell or otherwise dispose of any Consideration Shares (directly or indirectly) it holds, in any single or series of related transactions, without first providing the Purchaser ten (10) Business Days to privately place such Consideration Shares at market prices (after which it may sell such Consideration Shares for a period of thirty (30) days for no less than the price set out in any offer obtained by the Purchaser and, for the sake of clarity, after such 30-day period, UEC must provide notice in accordance with this Section 2.5.2(a) for any future proposed dispositions);

(b)	subject to prior compliance with Section 2.5.2(a) of this Agreement, sell or otherwise dispose of any Consideration Shares, representing more than 10% of the volume of the Consideration Shares traded on the Exchange (or such other exchange or quotation service which is the primary exchange or quotation service for the Consideration Shares from time to time) in any given day; and

(c)	for a period of forty-eight (48) months after Closing:

(i)	vote any of its Consideration Shares against management recommendations at any meeting of holders of Consideration Shares; and

(ii)	solicit proxies in connection with any meeting of holders of Consideration Shares, initiate any shareholder proposal or takeover bid for securities of the Purchaser or otherwise attempt to cause a change of Control of the Purchaser.

2.5.3	UEC covenants and agrees that it will only deposit and hold its Consideration Shares in a separate and segregated account and shall provide the Purchaser with copies of all statements and transaction records related to such account immediately upon receipt of same and such other reasonable documentation required by the Purchaser in order to confirm compliance with the above restrictions.

2.5.4	UEC acknowledges and agrees that:

(a)	in addition to any legend required under Applicable Law, the share certificates or other document delivered to UEC pursuant to this Agreement that evidence the Consideration Shares issued to it hereunder may include a legend indicating that such Consideration Shares are subject to the restrictions set forth in this Section 2.5;

(b)	until the IPO, in addition to the other restrictions set forth herein or under Applicable Law, the Consideration Shares cannot be transferred without the previous consent of the board of directors of the Purchaser, expressed by resolution of the Purchaser's board of directors, at the sole discretion of such board of directors;

(c)	the IPO or any transaction pursuant to which the common shares of the Purchaser are listed on an Exchange, including by way of reverse take-over, amalgamation, plan of arrangement of similar transaction, may require the Consideration Shares to become subject to standard hold periods applicable under applicable securities Laws, and may additionally require that such securities be pooled or escrowed pursuant to the policies of a stock exchange or trading system. UEC agrees to sign any such pooling or escrow agreement and abide by any such restrictions as may be so imposed;

(d)	the Consideration Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Consideration Shares may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption from registration therefrom and UEC acknowledges that the Purchaser has no present intention of filing a registration statement under the U.S. Securities Act or applicable state securities laws in respect of such securities;

(e)	it understands and acknowledges that the Consideration Shares are "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and, without limiting the generality or application of the foregoing, if UEC decides to sell, pledge or otherwise transfer any of the securities purchased hereunder, it will not offer, sell or otherwise transfer any such Consideration Shares directly or indirectly, unless: (i) the sale is to the Purchaser; (ii) the sale is made outside the United States in accordance with Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; (iii) the sale is made pursuant to Rule 144 under the U.S. Securities Act and in accordance with any applicable state securities or "blue sky" Laws, and it has prior to such sale, furnished to the Purchaser an opinion of counsel to that effect, which opinion and counsel shall be satisfactory to the Purchaser; (iv) the Consideration Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities or "blue sky" Laws governing the offer and sale of securities, and it has prior to such sale, furnished to the Purchaser an opinion of counsel to that effect, which opinion and counsel shall be satisfactory to the Purchaser; or (v) the Consideration Shares are registered under the U.S. Securities Act and any applicable state Laws governing the offer and sale of such securities, and UEC understands and agrees that the Purchaser may instruct its registrar and transfer agent not to record any transfer of the Consideration Shares without first being notified by the Purchaser that it is satisfied, acting reasonably, that such transfer is exempt from or not subject to registration requirements of the U.S. Securities Act and applicable state securities Laws; and

(f)	in addition to any other legend contemplated in this Section 2.5.4 of this Agreement, the share certificates or other document evidencing the Consideration Shares will bear the following legends and/or notations under Applicable Laws:

(i)	"Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is FOUR months and a day after the later of: (i) [Closing Date TO BE INSERTED] and (ii) the date the issuer became a reporting issuer in any province or territory"; and

(ii)	"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF URANIUM ROYALTY CORP. (THE "CORPORATION") THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, IN TRANSACTIONS UNDER (C) AND (D), PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL TO THAT EFFECT, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA",

provided that if the Consideration Shares are being sold by UEC (subject to compliance with the terms of this Agreement and Applicable Laws) outside of the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, and the Consideration Shares were acquired when the Purchaser qualified as a "foreign issuer" (as defined in Rule 902 of Regulation S), the legend set forth in Section 2.5.4(f)(ii) above may be removed by UEC providing to the Purchaser a declaration to the Purchaser (or its transfer agent, if applicable) in the form set forth at Schedule "H" of this Agreement.

2.6	Allocation of Purchase Price

The allocation of the Purchase Price (including agreed deemed value of the Consideration Shares) shall be as set forth in the letter agreement between the parties dated the date hereof.

ARTICLE 3
CONDITIONS

3.1	Closing Conditions for the Benefit of the Purchaser

3.1.1	The obligations of the Purchaser to complete the transactions contemplated in this Agreement shall be subject to the satisfaction of, or compliance with, at or before the relevant Time of Closing, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it in writing in whole or in part):

(a)	each of the representations and warranties of UEC or CMC made in or pursuant to this Agreement or in any Closing Document delivered pursuant hereto shall be true and correct in all material respects (other than those representations and warranties that are qualified by materiality which shall be true and correct in all respects) as and when made and at and as of the Time of Closing as though such representations and warranties were made at and as of the Time of Closing (except, in any case, that representations and warranties that expressly speak of a specific time need only be true and correct as of such specified date or time);

(b)	all obligations, agreements and covenants of UEC to be completed prior to the Time of Closing shall have been performed or completed by it in all material respects, as applicable;

(c)	UEC shall have delivered to the Purchaser a certificate from a senior officer, dated as of the Closing Date, certifying that the conditions of Section 3.1.1(a) and Section 3.1.1(b) hereof have been satisfied;

(d)	UEC shall have delivered to the Purchaser an officer's certificate of each of UEC and CMC, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchaser, certifying: (a) its constating documents; (b) the resolutions of their board of directors authorizing the execution and delivery of this Agreement and the Royalty Agreements, as applicable, and the completion of the transactions contemplated hereby and thereby; and (c) incumbency and signatures of the signatories executing this Agreement or any of the Closing Documents, as applicable;

(e)	all consents or approvals from, or notifications to, any Person required to create, and grant the Royalties to the Purchaser (including those set forth in the "G" of this Agreement) will have been obtained by UEC and CMC and copies of which will have been provided by UEC to the Purchaser on or before the Time of Closing, in form satisfactory to the Purchaser acting reasonably;

(f)	UEC shall have delivered to the Purchaser the written acknowledgement of any third parties with any Lien or other interest in the Properties as required by, and in form satisfactory to, the Purchaser acting reasonably;

(g)	the Purchaser shall have received evidence satisfactory to it, acting reasonably, that all necessary or desirable registrations have been filed with appropriate Governmental Bodies to evidence the Royalties against title to the respective Properties;

(h)	no Order shall have been issued or made and no legal or regulatory requirement shall remain to be satisfied, in either case which has the effect of making void, unlawful or otherwise prohibiting the creation and sale of the Royalties as contemplated herein;

(i)	all Governmental Approvals with respect to approval by any Governmental Body of the creation, grant and sale of the Royalties to the Purchaser, shall have been obtained;

(j)	no action or proceeding will be pending or threatened by any Person to enjoin, restrict or prohibit the purchase, creation, grant and sale of the Royalties contemplated hereby;

(k)	no change, effect, event, development, occurrence or state of facts or combination thereof that is, or would be, materially adverse to the Royalties, the Properties or the Projects, shall have occurred since the date of this Agreement;

(l)	each of the parties to the Royalty Agreements, as applicable, shall have executed and delivered the applicable Royalty Agreements to each counterparty;

(m)	UEC shall have delivered to the Purchaser all of the information requested by the Purchaser, acting reasonably, to conduct technical, legal and financial due diligence with respect to the Projects, the Properties and the Royalties, and shall have provided access to the Purchaser to visit and inspect the Properties for purposes of such due diligence;

(n)	no material adverse change shall have occurred with respect to any of the Properties or Projects;

(o)	the Purchaser shall have obtained from its lenders all requisite consents to, and approvals of, the transactions contemplated in this Agreement; and

(p)	UEC shall deliver, or cause to be delivered, to the Purchaser such other documents as the Purchaser may reasonably require pursuant to the transactions contemplated hereunder.

3.1.2	If any condition in Section 3.1.1 hereof shall not have been satisfied at or prior to September 30, 2018, the Purchaser may, without limiting any other right that it may have, at its sole option either:

(a)	rescind this Agreement by notice to UEC and, in such event, the Purchaser shall be released from all obligations; or

(b)	waive compliance with any such term, covenant or condition in whole or in part on such terms as may be agreed upon without prejudice to any of its rights of rescission in the event of non-performance of any other term, covenant or condition in whole or in part.

3.2	Closing Conditions for the Benefit of UEC

3.2.1	The obligations of UEC to complete the transactions contemplated in this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Time of Closing, each of the following conditions precedent (each of which, as applicable, is hereby acknowledged to be inserted for the exclusive benefit of UEC and may be waived by it in writing in whole or in part):

(a)	each of the representations and warranties of the Purchaser made in or pursuant to this Agreement or in any Closing Document delivered pursuant hereto shall be true and correct in all material respects (other than those representations and warranties that are qualified by materiality which shall be true and correct in all respects) as and when made and at and as of the Time of Closing as though such representations and warranties were made at and as of the Time of Closing (except, in any case, that representations and warranties that expressly speak of a specific time need only be true and correct as of such specified date or time);

(b)	all obligations, agreements and covenants of the Purchaser to be completed prior to the Time of Closing shall have been performed or completed by the Purchaser in all material respects, as applicable;

(c)	the Purchaser shall have delivered to UEC a certificate from a senior officer certifying that the conditions of Section 3.2.l (a) and Section 3.2.l (b) hereof and have been satisfied;

(d)	the Purchaser shall have delivered to UEC a share certificate representing the Consideration Shares, registered in the name of UEC;

(e)	all Governmental Approvals with respect to approval by any Governmental Body of the creation, grant and sale of the Royalties to the Purchaser shall have been obtained; and

(f)	the Purchaser shall deliver to UEC such other documents as UEC may reasonably require pursuant to the transactions contemplated hereunder.

3.2.2	If any condition in Section 3.2.1 shall not have been satisfied at or prior to September 30, 2018, UEC may, without limiting any other right that it may have, at its option, either:

(a)	rescind this Agreement by notice to the Purchaser and, in such event UEC shall be released from all obligations hereunder; or

(b)	waive compliance with any such term, covenant or condition in whole or in part on such terms as may be agreed upon without prejudice to any of its rights of rescission in the event of non-performance of any other term, covenant or condition in whole or in part.

3.3	Specific Performance

In the event of any actual or threatened breach by any of the Parties of any of the covenants or agreements in this Agreement, the Party who is or is to be thereby aggrieved shall have the right, to the extent allowed under Applicable Law, to seek specific performance and injunctive relief giving effect to its rights under this Agreement, in addition to any other rights and remedies at law or in equity. The Parties agree that any such breach or threatened breach would cause irreparable injury, that the remedies at law for any such breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF UEC

4.1	Representations and Warranties of UEC

The representations and warranties of UEC are set out in Schedule "A" to this Agreement.

4.2	Survival of the Representations, Warranties and Covenants

4.2.1	The representations and warranties of UEC set forth in this Agreement shall survive the completion of the transactions herein provided for and shall continue for the benefit of the Purchaser for the following periods notwithstanding such completion and any inspections or inquiries made by or on behalf of the Purchaser:

(a)	the representations and warranties set out in Schedule "A", save for the representations or warranties described in Section 4.2.1(b) of this Agreement, shall survive for a period of three (3) years from the Closing Date; and

(b)	any representations or warranties that prove to be untrue or incorrect in a material respect (or, in the case of representations and warranties that are qualified by materiality, untrue or incorrect in any respect) as a result of any fraudulent misrepresentation made by UEC shall survive indefinitely.

4.2.2	For greater certainty, the expiry of the survival period applicable to a representation or warranty shall be without prejudice to any Claim for indemnification based on any inaccuracy or misrepresentation in such representation or warranty made prior to such expiry pursuant to this Agreement. For the sake of clarity, any representation or warranty set forth in the Royalty Agreements shall not be subject to this Section 4.2.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

5.1	Representations and Warranties of the Purchaser

The representations and warranties of the Purchaser are set out in Schedule "B" to this Agreement.

5.2	Survival of the Representations, Warranties and Covenants

5.2.1	The representations and warranties of the Purchaser set forth in this Agreement shall survive the completion of the transactions herein provided for and shall continue for the benefit of UEC for the following periods notwithstanding such completion and any inspections or inquiries made by or on behalf of UEC:

(a)	the representations and warranties set out in Schedule "B", save for the representations or warranties described in Section 5.2.1(b), shall survive for a period of three (3) years from the Closing Date; and

(b)	any representations or warranties that prove to be untrue or incorrect in a material respect (or, in the case of representations and warranties that are qualified by materiality, untrue or incorrect in any respect) as a result of any fraudulent misrepresentation made by the Purchaser shall survive indefinitely.

5.2.2	For greater certainty, the expiry of the survival period applicable to a representation or warranty shall be without prejudice to any Claim for indemnification based on any inaccuracy or misrepresentation in such representation or warranty made prior to such expiry pursuant to this Agreement.

ARTICLE 6
COVENANTS

6.1	Representations and Warranties of UEC

6.1.1	UEC shall ensure that its representations and warranties contained in this Agreement and CMC's representations contained in any Closing Document are true and correct in all material respects (other than those representations and warranties that are qualified by materiality which shall be true and correct in all respects).

6.1.2	UEC shall immediately disclose in writing to the Purchaser any matter inconsistent in any material respect with any of the representations or warranties of UEC contained herein and any of the representations of CMC contained in any Closing Document. No such disclosure, however, will cure any misrepresentation or breach of warranty for the purposes of Section 3.1.l (a) hereof.

6.2	Representations and Warranties of the Purchaser

The Purchaser shall ensure that its representations and warranties contained in this Agreement are true and correct in all material respects (other than those representations and warranties that are qualified by materiality which shall be true and correct in all respects).

6.3	Taxes

6.3.1	UEC understands that no goods and services, value added, excise, transfer or similar taxes levied under any Governmental Body (collectively, the "Transfer Taxes") in respect of the sale of the Royalties to the Purchaser will be due and payable, and therefore agrees that it will not require payment of Transfer Taxes on Closing.

6.3.2	Notwithstanding Section 6.3.1, the Purchaser shall be liable for and shall pay when due any Transfer Taxes levied by any Governmental Body in respect of the sale to the Purchaser of the Royalties to the Purchaser (excluding, for greater certainty, any income or capital gains taxes which shall be the responsibility of UEC), provided that UEC and the Purchaser shall use their commercially reasonable efforts in good faith to minimize any applicable Transfer Taxes. The Purchaser shall have the right to contest the imposition of any Transfer Taxes, and UEC shall cooperate with the Purchaser in any opposition, contest, challenge or any attempt by any Governmental Body to impose Transfer Taxes.

6.4	Compliance Verification and Access

UEC shall permit the Purchaser, directly or indirectly through its agents and representatives at its own expense and on reasonable notice to UEC at any time prior to the Time of Closing, to have full access to the Properties for the purposes of, among other things, verifying the compliance of UEC with its representations, warranties and covenants hereunder. Such investigations and inspections shall not, however, affect or mitigate the representations and warranties of UEC hereunder, which shall continue in full force and effect. The Purchaser shall endeavour to ensure that all such access, investigations and inspections will be conducted in a commercially reasonable manner.

6.5	Additional Covenants of UEC

6.5.l	During the Interim Period, UEC shall:

(a)	preserve and protect and cause its Subsidiaries to preserve and protect, the Properties and Projects and shall not, and shall cause its Subsidiaries not to, sell, transfer or dispose of any of the Properties or Projects without the prior written consent of the Purchaser;

(b)	not, and cause its Subsidiaries not to, take any action or enter into any transaction involving or otherwise affecting the Properties or Projects which, if taken or entered into before Closing, could cause any representation or warranty of UEC in this Agreement to be incorrect or constitute a breach of any covenant or agreement of UEC contained herein;

(c)	except as contemplated under this Agreement, none of UEC or its Subsidiaries shall enter into or amend any Contracts involving or otherwise affecting the Properties, Projects or Royalties or resolve, commit, or enter into any agreement, arrangement, commitment or understanding with respect to any of the foregoing. UEC will neither exercise nor fail to exercise any rights or options contained in any Contract involving or otherwise affecting the Properties, Projects or Royalties without the prior written consent of the Purchaser, acting reasonably. UEC shall, and shall cause CMC to, observe and perform in a timely manner all of their respective material covenants and obligations under all Contracts involving or otherwise affecting the Properties and in the case of a default by another party thereto, it will upon discovery forthwith advise the Purchaser of such default and shall, if requested by the Purchaser, acting reasonably, enforce all of its rights under such Contracts in respect of such default;

(d)	UEC shall, at its own expense, use its reasonable efforts to obtain on or prior to September 15, 2018, all acknowledgements, certificates, consents or waivers of Third Parties, required to consummate the transactions contemplated by this Agreement and the Royalty Agreements, including those set forth at Schedule "G" to this Agreement;

(e)	as soon as practicable, UEC shall, and shall cause CMC to, make all filings, notices or requests for approval required to be given or made to any Governmental Body in connection with the creation, grant and sale of the Royalties as contemplated by this Agreement;

(f)	UEC shall, and shall cause CMC to, maintain the Properties in good standing (by, among other things, performing all required assessment work and paying all Taxes and fees payable under Applicable Law or otherwise on the Properties), duly maintain Books and Records in respect of the Projects in accordance with industry standards, and shall continue to operate its assets in respect of the Projects in the ordinary course consistent with past practices;

(g)	UEC shall, and shall cause CMC to, continue to maintain in good standing any policies of insurance maintained by UEC or CMC in respect of the Properties and shall present all claims under such policies in a due and timely manner;

(h)	UEC shall, and shall cause each of its Subsidiaries to, comply in all material respects with all Applicable Laws involving or otherwise affecting the Properties or Projects; and

(i)	UEC shall ensure that all corporate action is taken by it and CMC, as applicable, to approve the transactions contemplated herein and in the Royalty Agreements and satisfy its covenants provided herein and the covenants of UEC and CMC contained in the Closing Documents.

6.5.2	From and after the Closing Date, UEC covenants that it will not, and will cause CMC not to, create, grant or sell any further royalties or similar interests in respect of any of the Properties without the prior written consent of the Purchaser, which consent will not be unreasonably withheld, provided that such royalties or similar interests in respect of any of the Properties does not, in the determination of the Purchaser, acting reasonably, adversely impact the Royalties.

6.5.3	From and after the Closing Date, UEC will, and will cause its Affiliates to, take all necessary actions to maintain each Property in good standing and preserve it and its Affiliates' interests in the Properties.

6.5.4	From and after the Closing Date, UEC shall not take, or allow any of its Affiliates to take, any action inconsistent with the terms of the Royalty Agreements or the transactions contemplated therein and shall cause CMC to comply with the terms of the Anderson Royalty Agreement.

6.6	Announcements and Confidential Information

6.6.1	No news release concerning the sale and purchase of the Royalties, or the terms or conditions of this Agreement shall be made by any of the Parties except as may be required by Applicable Law or the rules of any stock exchange on which the shares of UEC or the Purchaser are listed. Each Party will advise and consult with the other Party prior to any such announcement or disclosure required on Closing.

6.6.2	Subject to Section 6.6.3 the Parties will keep all Confidential Information confidential and will not, without the prior written consent of the other Party, disclose in any manner, in whole or in part, any Confidential Information.

6.6.3	Each Party undertakes that neither it nor its respective directors, officers, employees, representatives, agents or contractors will, without the prior written consent of the other Party, disclose any Confidential Information to any Third Party unless:

(a)	the disclosure is expressly permitted by this Agreement;

(b)	the information is already in the public domain (unless it entered the public domain because of a breach of this Section 6.6 by the Party);

(c)	the disclosure is made on a confidential basis to the Party's directors, officers, employees, agents, financiers, financial, legal or professional advisers, and is necessary for the Party's business;

(d)	the disclosure is necessary to comply with any Applicable Law, or an Order;

(e)	the disclosure is necessary to comply with a directive or request of any Governmental Body, securities regulator or stock exchange (whether or not having the force of Law) so long as a responsible person in a similar position would comply;

(f)	the disclosure is necessary or desirable to obtain an authorization from any Governmental Body, securities regulator or stock exchange;

(g)	in the case of the Purchaser, the disclosure is made in connection with the IPO; or

(h)	the disclosure is necessary in relation to any discovery of documents, or any proceedings before a court, tribunal, other Governmental Body, securities regulator or stock exchange.

ARTICLE 7
INDEMNIFICATION

7.1	Indemnity of UEC

UEC shall indemnify and save harmless the Purchaser and its Representatives for, from and against all Losses directly or indirectly suffered by them or any of them resulting from: (i) any breach of any covenant of UEC contained in this Agreement or of UEC or CMC in the Closing Documents, including, but not limited to, the Royalty Agreements; (ii) any representation or warranty of UEC in this Agreement or of UEC or CMC in any of the Closing Documents, including but not limited to, the Royalty Agreements, that is not true and correct; (iii) any Liabilities for Taxes levied by any Governmental Body with respect to the sale to the Purchaser of the Royalties other than any Transfer Taxes; and (iv) any Liabilities caused, directly or indirectly, by UEC or CMC as a result of or arising out of the ownership of the Properties or conduct of their respective activities on the Properties. For clarity, UEC acknowledges that the Purchaser shall not have title to the Properties or any portion thereof, and that the acquisition of the Royalties shall not create or be deemed to create a partnership or joint venture and that, as a result, the Purchaser shall not be subject to any Liabilities arising, among other things, under Environmental Laws for which UEC and CMC shall be solely responsible.

7.2	Indemnity of Purchaser

The Purchaser shall indemnify and save harmless UEC and CMC and their Representatives from and against all Losses directly or indirectly suffered by them or any of them resulting from: (i) any breach of any covenant of the Purchaser contained in this Agreement or any of the Closing Documents, including, but not limited to the Royalty Agreements; or (ii) any representation and warranty of the Purchaser set forth in this Agreement or any of the Closing Documents, including, but not limited to, the Royalty Agreements, that is not true and correct.

7.3	Notice of and Defence of Third Party Claims

7.3.1	If an Indemnified Party receives written notice of the commencement or assertion of any Third Party Claim in respect of which the Indemnified Party believes the Indemnifying Party has liability under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof. To the extent reasonable and practical given the information readily available to the Indemnified Party, such notice to the Indemnifying Party shall describe the Third Party Claim in reasonable detail and shall indicate (without prejudice to the Indemnified Party's rights) the estimated amount of the Loss that has been or may be sustained by the Indemnified Party in respect thereof, provided that the failure to give such notice within such time period shall not reduce the Indemnified Party's rights hereunder, except to the extent of any actual prejudice suffered as a result of such failure due to the loss of substantive defences.

7.3.2	The Indemnifying Party shall have the right, by giving notice to that effect to the Indemnified Party not later than thirty (30) days after receipt of such notice of such Third Party Claim and subject to the rights of any insurer or other Third Party having potential liability therefor, to elect to assume the defence of any Third Party Claim at the Indemnifying Party's own expense and by the Indemnifying Party's own counsel, provided that the Indemnifying Party shall not be entitled to assume the defence of any Third Party Claim: (i) to the extent it alleges any criminal or quasi-criminal wrongdoing (including fraud); (ii) to the extent it impugns the reputation of the Indemnified Party; or (iii) where the Third Party making the Third Party Claim is a Governmental Body.

7.3.3	Prior to settling or compromising any Third Party Claim in respect of which the Indemnifying Party has the right to assume the defence, the Indemnifying Party shall obtain the consent of the Indemnified Party regarding such settlement or compromise. In addition, the Indemnified Party shall be entitled to participate in (but not control) the defence of any Third Party Claim (and in so doing may retain its own counsel) at the cost and expense of the Indemnified Party.

7.3.4	With respect to any Third Party Claim in respect of which the Indemnified Party has given notice to the Indemnifying Party pursuant to Section 7.3.2 and in respect of which the Indemnifying Party is not entitled to assume the defence or has not elected to do so, the Indemnifying Party may participate in (but not control) such defence assisted by counsel of its own choosing at the Indemnifying Party's sole cost and expense.

7.3.5	At their own cost and expense, the Indemnifying Party and Indemnified Party shall use all reasonable efforts to make available to the Party which is undertaking and controlling the defence of any Third Party Claim:

(a)	those employees whose assistance, testimony or presence is necessary to assist such Party in evaluating and in defending any Third Party Claim; and

(b)	all documents, records and other materials in the possession of such Party reasonably required by such Party for its use in defending any Third Party Claim,

and shall otherwise co-operate with the Party defending such Third Party Claim.

7.3.6	If the Indemnifying Party elects to assume the defence of any Third Party Claim as provided in Section 7.3.2 and fails to take reasonable steps necessary to defend diligently such Third Party Claim within thirty (30) days after receiving notice from the Indemnified Party that the Indemnified Party believes on reasonable grounds that the Indemnifying Party has failed to take such steps, the Indemnified Party may, at its option, elect to assume the defence of and to compromise or settle the Third Party Claim assisted by counsel of its own choosing and the Indemnifying Party shall be liable for all costs and expenses paid or incurred in connection therewith.

7.3.7	Upon making a payment in full of any Loss, the Indemnifying Party shall, subject to the rights of any insurers and to the extent of such Loss, be subrogated to all rights of the Indemnified Party against any Third Party in respect of such Loss.

7.3.8	Any Person providing indemnification pursuant to the provisions of this Article 7 is referred to herein as an "Indemnifying Party", and any Person entitled to be indemnified pursuant to the provisions of this Article 7 is referred to herein as an "Indemnified Party".

7.4	Tax Treatment of Indemnity Payments

The Parties agree to treat any indemnity payment made pursuant to this Article 7 as an adjustment to the Purchase Price for all income tax purposes, except to the extent otherwise required by Applicable Law.

ARTICLE 8
GENERAL

8.1	Further Assurances

Each of the Parties shall from time to time execute and deliver, and UEC shall also cause its Subsidiaries to execute and deliver, all such further documents and instruments and do all acts and things as the other Party may, either before or after the Closing Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

8.2	Third Party Beneficiaries

Except as provided in Article 7, nothing in this Agreement or in any Closing Document is intended or by implication to, or shall, confer upon any Person (other than the Parties and their permitted assigns) any rights or remedies of any kind.

8.3	Time of the Essence

Time shall be of the essence of this Agreement.

8.4	Fees and Expenses

Except as provided herein or in the Royalty Agreements or as otherwise provided in this Agreement, each of the Parties shall bear its own costs and expenses arising from the transactions in respect of this Agreement and the Royalty Agreements as contemplated by this Agreement.

8.5	Benefit of the Agreement

This Agreement shall enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

8.6	Entire Agreement

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between or among the Parties with respect thereto.

8.7	Amendments and Waiver

No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the Parties and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

8.8	Assignment

This Agreement may not be assigned by a Party without the written consent of the other Party.

8.9	Notices

Any notice, demand, consent or other communication ("Notice") given or made under this Agreement:

(a)	must be in writing and signed by a person duly authorised by the sender;

(b)	must be delivered to the intended recipient by hand, courier, facsimile or email to the addresses below or the addresses last notified by the intended recipient, to the sender:

(i)	to UEC:

Uranium Energy Corp.

500 North Shoreline, Suite 800
Corpus Christi, Texas
78401

Attention: Amir Adnani, President and CEO
Facsimile No.: (361) 888-5041

With a copy to (which shall not constitute notice):

McMillan LLP
Royal Centre, Suite 1500
1055 West Georgia Street, PO Box 11117
Vancouver, British Columbia
V6E 4N7

Attention: Thomas Deutsch
Facsimile No.: (604) 685 7084

(ii)	to the Purchaser:

Uranium Royalty Corp.
502-211 Yonge Street
Toronto, Ontario
M5B 1M4

Attention: Philip Williams, President

With a copy to (which shall not constitute notice:

Sangra Moller LLP
1000 Cathedral Place
925 West Georgia Street
Vancouver, British Columbia
V6C 3L2

Attention: Rod Talaifar
Facsimile No.: (604) 669 8803

(c)	Any Notice will be deemed to have been given and received:

(i)	if personally delivered, then on the day of personal service to the recipient party, provided that if such date is a day other than a Business Day such notice will be deemed to have been given and received on the first Business Day following the date of personal service;

(ii)	if by courier, then on the day of receipt by the recipient party, provided that if such date is a day other than a Business Day such notice will be deemed to have been given and received on the first Business Day following the date of personal service; or

(iii)	if sent by facsimile transmission or e-mail and successfully transmitted prior to 4:00 p.m. on a Business Day where the recipient is located, then on that Business Day, and if transmitted after 4:00 p.m. on a Business Day where the recipient is located or on the day that is not a Business Day where the recipient is located, then on the first Business Day following the date of transmission.

8.10	Governing Law

This Agreement is governed by and shall be interpreted and enforced in accordance with the Laws of the Province of British Columbia and the federal Laws of Canada applicable therein. The Parties hereby irrevocably submit and consent to the non-exclusive jurisdiction of the courts of the Province of British Columbia in connection with any matter arising out of or in connection with this Agreement.

8.11	Counterparts and Faxed Signatures

This Agreement may be executed in two or more counterparts (including counterparts delivered by facsimile or email), all of which, taken together, shall be regarded as one and the same Agreement. Counterparts may be delivered by facsimile or email and the Parties adopt any signatures received by facsimile or email as original signatures of the Parties.

8.12	Paramountcy

In the event of any conflict between the provisions of this Agreement and the provisions of any of the Royalty Agreements with respect to the Royalties, the provisions of the applicable Royalty Agreement shall govern.

IN WITNESS WHEREOF the Parties have executed this Agreement.

URANIUM ENERGY CORP.

By:	/s/ Pat Obara
Name: Pat Obara
Title: Secretary and CFO

URANIUM ROYALTY CORP.

By:	/s/ Philip Williams
Name: Philip Williams
Title: President

SCHEDULE "A"
REPRESENTATIONS AND WARRANTIES
OF UEC

Except as specifically disclosed in the Disclosure Schedule (which shall make specific reference to the applicable section, subsection, paragraph or subparagraph below in which such qualification is made), UEC hereby represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a)	Organization and Good Standing. Each of UEC and CMC is a corporation duly incorporated and validly subsisting under the Laws of its jurisdiction of incorporation. Each of UEC and CMC is registered, licensed or otherwise qualified in each applicable jurisdiction as required under Applicable Law to carry on its Business.

(b)	No Violation or Rights of Termination or Acceleration. The execution and delivery of this Agreement by UEC does not, and the consummation of the transactions contemplated hereby and the performance of this Agreement or any of the Closing Documents including the granting of the Royalties and the execution and delivery of any Closing Document by UEC and CMC, as applicable, will not:

(i)	materially conflict with or result in a material violation, contravention or breach of any of the terms, conditions or provisions of the notice of articles or articles (or equivalent organizational documents) of UEC and CMC of any agreement, instrument or license to which any of them is a party or by which any of them is bound or constitute a material default or violation by either of them thereunder, or result in the creation or imposition of any Lien upon the any of the Projects or the Properties except by virtue of the granting of the Royalties;

(ii)	to the knowledge of UEC, constitute a default or violation by UEC or CMC under any Laws to which either of them is subject or by which either of them is bound; or

(iii)	result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or create, give rise to or change any rights or obligations of any Person under, or result in the creation of a Lien on any of the Projects or Properties pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument or obligation to which either of them is a party or by which either of them or any of their respective property or assets is bound.

(c)	Consents and Approvals. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Body or other Third Party is required to be obtained or made by or with respect to UEC and CMC in connection with the execution, delivery and performance of this Agreement, the Royalty Agreements or the completion of the transactions contemplated hereby or thereby, other than the consent of UEC’s lenders pursuant to a second amended credit agreement between UEC and its lenders, Sprott Resource Lending Partnership, CEF (Capital Markets) Limited and Resource Income Partners Limited Partnership, dated February 9, 2016, and all assignees of such lenders, which includes The Rick and Bonnie Rule Family Trust (now named RIBO Trust), Suntrail Investments Ltd. and Salim Jiwa.

(d)	Capacity. Each of UEC and CMC has the requisite corporate power, capacity and authority to execute and deliver this Agreement and the Closing Documents to which it is a party, including the Royalty Agreements, to perform its obligations hereunder and thereunder and to complete the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Closing Documents by UEC and CMC and the completion of the transactions contemplated hereby and thereby by them, including the Royalty Agreements, have been duly authorized by their respective boards of directors and no other corporate proceedings on the part of any of them are necessary to authorize the execution, delivery and performance of this Agreement, the Royalty Agreements or the completion of the transactions contemplated hereby or thereby by them.

(e)	Binding Agreement. This Agreement has been duly executed and delivered by UEC and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws affecting creditors' rights generally and to general principles of equity. Upon Closing, each of the Royalty Agreements shall have been duly executed by UEC and CMC, as applicable, and shall constitute a legal, valid and binding obligation, enforceable against them, respectively, in accordance with its terms, subject to bankruptcy, insolvency and other Laws affecting creditors' rights generally and to general principles of equity.

(f)	No Bankruptcy Proceedings. There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of UEC, threatened against UEC or CMC before any court, administrative, regulatory or similar agency or tribunal.

(g)	Books and Records. All transactions in respect of the Properties and Projects have been properly and accurately recorded in the appropriate Books and Records and such Books and Records are correct and complete in all material respects and have been maintained and retained in accordance with, as applicable, Applicable Law, generally accepted accounting principles, and in the case of technical and scientific information, customary standards in the mining industry.

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(h)	No Option. Other than as set forth in the Disclosure Schedule in respect of the Workman Creek Property, no Person other than the Purchaser has any oral or written agreement, option, warrant, privilege or right, or any right capable of becoming any of the foregoing (whether legal, equitable, contractual or otherwise) for the purchase of a royalty interest or similar interest in any of the Properties or Projects.

(i)	Royalties. Other than as set forth in the Disclosure Schedule, upon Closing, the Royalties will each be a first ranking royalty and at least equal as to right of payment as any other royalties or similar interests granted previously in respect of the applicable Property.

(j)	Absence of Undisclosed Liabilities. To the knowledge of UEC, none of the Properties and Projects are subject to any Liabilities (other than Permitted Liens) or obligations of any nature or kind (whether accrued, absolute, contingent or otherwise) other than as otherwise disclosed in this Agreement or as set forth in the Disclosure Schedule.

(k)	Financial Statements. The Financial Statements of UEC, each as filed with Canadian securities regulatory authorities or the United States Securities and Exchange Commission, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly in all material respects, on a consolidated basis, the financial position and the results of operations and the changes in shareholders' equity and cash flow of UEC and its Subsidiaries for the periods then ended and as at the dates thereof. In the case of unaudited Financial Statements, this representation is subject to normal, recurring year-end adjustments that would be made in the course of an audit and would not be material. Neither of UEC or CMC has any Liability or obligation, whether accrued, absolute, contingent or otherwise, not reflected in the Financial Statements of UEC.

(l)	Litigation. There is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation, audit, assessment, inquiry, request for information, warrant, charge, suit or Claim by any Governmental Body, or any similar matter or proceeding (collectively, "Proceedings") in respect of any of the Projects or Properties (whether in progress or, to the knowledge of UEC, threatened) or against UEC or its Subsidiaries, which, if determined adversely to such parties, would have a material adverse effect in respect of any of the Projects, Properties or Royalties, and there is no order, ordinance, writ, judgment, decree, injunction, award or order of any Governmental Body outstanding against UEC or its Subsidiaries which would have a material adverse effect in respect of any of the Royalties, Properties or Projects. There are no suits, Claims, actions or Proceedings pending or, to the knowledge of UEC threatened seeking to prevent the transactions contemplated hereby.

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(m)	Tax Matters. Each of UEC and CMC has filed or caused to be filed, in a timely manner, all Tax Returns required to be filed by it (all of which Tax Returns were correct and complete in all material respects) and has paid, collected, withheld or remitted, or caused to be paid, collected, withheld or remitted, all Taxes that are due and payable, collectible and remittable in respect of the relevant period, except, in either case where such failure to file or to pay, collect, withhold or remit would not have a material adverse effect in respect of the Royalties, the Properties or the Projects.

(n)	Property:

(i)	Other than as set forth in the Disclosure Schedule, each of the Properties is in good standing, and each of UEC and CMC has good and marketable title to the respective Properties, free and clear of any title defects and Liens other than Permitted Liens.

(ii)	Other than as set forth in the Disclosure Schedule, UEC is the owner and record holder of the mining claims on the Slick Rock Property set out in Schedule "D" of this Agreement (collectively, in this Schedule, the "Slick Rock Claims") other than with respect to the mining claims leased by UEC pursuant to the mining lease set forth in Schedule "D" of this Agreement (of which it is the lessee), and is the claimant of the mining claims on the Workman Creek Property set out in Schedule "E" of this Agreement (collectively, in this Schedule, the "Workman Creek Claims"). The mining lease set forth at Schedule "D" of this Agreement in respect of the Slick Rock Property is in good standing and is a valid and binding agreement, enforceable between the parties thereto in accordance with its terms and provides UEC all the rights necessary to explore, develop, produce and own the minerals produced from such leased mining claims.

(iii)	Other than as set forth in the Disclosure Schedule, CMC is the owner and record holder of the mining claims on the Anderson Property set out in Schedule "C" of this Agreement (collectively, in this Schedule, the "Anderson Claims").

(iv)	The Anderson Claims, the Slick Rock Claims and the Workman Creek Claims described in Schedules "C", "D" and "E", respectively, of this Agreement constitute all mineral rights, interests, concessions and licenses necessary to permit UEC (in the case of the Slick Rock Property and the Workman Creek Property), and CMC (in the case of the Anderson Property) to conduct the exploration and exploitation of minerals contained at each Property and all such mineral rights, interests, concessions and licenses have been validly issued in accordance with Applicable Law and are comprised of valid and subsisting mining claims and concessions.

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(v)	Applying customary standards in the mining industry:

(A)	each of the Slick Rock Claims, the Anderson Claims and the Workman Creek Claims have been properly filed, located, granted and recorded in compliance with Applicable Laws and are in good standing;

(B)	all assessment work required to be performed and filed, as at the date hereof or the Closing Date, as applicable, under the Properties has been performed and filed;

(C)	all Taxes and other payments required to be paid in respect of the Properties have been timely paid;

(D)	all filings required to be filed in respect of the Properties have been filed; and

(E)	no Person has any interest in any of the Properties or any right to acquire any interest therein;

(vi)	No Person has any back-in rights, earn-in rights, rights of first refusal, pre-emptive right, rights of first offer, option rights, royalty rights or similar rights or provisions in respect of any of the Properties or the Projects, other than those royalty rights and royalty options specifically set forth in the Disclosure Schedule.

(vii)	There are no adverse claims (including any claim to any ores, minerals or mineral products present in/on any of the Properties, Projects and any other areas to which the Properties relate), actions, suits, proceedings or other Claims that have been commenced or, to the knowledge of UEC, that are pending or threatened, affecting or which could affect the Projects, the Properties or the Royalties.

(viii)	None of UEC or its Subsidiaries have received from any Governmental Body or any other Person any notice in respect of: (i) any revocation or intention to revoke or not renew its interests in the Properties, or to renew its interests in the Properties on terms or conditions that are less favourable to it than the terms and conditions applicable to the Properties as presently in effect, or (ii) any threat or intention to not issue or renew any Governmental Authorization or other authorizations, approvals, orders, rulings, certificates, consents, directives, notices, licences, permits, variances, registrations or other rights required by it in connection with the Properties or the Projects.

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(ix)	UEC (in the case of the Slick Rock Property and the Workman Creek Property) and CMC (in the case of the Anderson Property), have all leases, rights of way, rights to use, surface rights, easements or other real property interests that are required to conduct all exploration and mining activities in respect of the applicable Project and Property.

(x)	Each of UEC and CMC has obtained all necessary approvals required for the creation, grant and sale of each of the Royalties and has the right, as applicable, to create and grant the Royalties to the Purchaser.

(xi)	All work and activities carried out on the Properties by or on behalf of UEC or its Subsidiaries or, to the knowledge of UEC, by any other Person has been carried out in compliance, in all material respects, with all Applicable Laws, and none of UEC and its Subsidiaries has received any notice of any breach or violation of any such Applicable Laws.

(o)	Mineral Resources. Each of the Technical Reports was prepared, in all material respects, in accordance with accepted mining, engineering, geoscience and other approved industry practices and NI 43-101 as it was in effect on the date of the filing of the applicable Technical Report. The information provided by UEC and CMC to the Qualified Persons (as defined in NI 43-101 as it was in effect on the date of the filing of the applicable Technical Report) in connection with the preparation of each respective Technical Report was complete and accurate at the time such information was furnished. No mineral deposits are subject to illegal occupation, and all necessary measures with respect to sampling method, sampling preparation and security, data verification, and quality assurance and quality control have been taken to ensure the accuracy and integrity of the data.

(p)	Mining Safety. Each of UEC and CMC's ownership, operation, development and maintenance of its respective Project are in compliance in all material respects with all Applicable Laws relating to workers' health, mining safety and the workplace.

(q)	Expropriation. No part of any of the Properties has been taken, condemned or expropriated by any Governmental Body, nor has any notice or proceeding in respect thereof been given or commenced and nor does UEC have any knowledge of any intent or proposal by any Governmental Body to give any such notice or commence any such proceedings.

(r)	Local Community Claims. There are no Claims made by the community that resides within or near any of the Properties or, to the knowledge of UEC, pending or threatened with respect to any of the Properties. No community consultations have been required to be held to date pursuant to Applicable Law in respect of any of the Properties. To the knowledge of UEC, no part of the Projects or Properties is located on sacred or religious grounds.

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(s)	Compliance with Environmental Laws. With respect to each of the Projects and Properties:

(i)	each of UEC and CMC has been and is in material compliance with all applicable Environmental Laws;

(ii)	each of UEC and CMC has obtained all licences, permits, approvals, consents, certificates, registrations and other authorizations under Environmental Laws (the "Environmental Permits") necessary for conduct of activities on the Projects and Properties as currently operated, and each such Environmental Permit is valid, and subsisting, and none of UEC or CMC has received any notice that any such Environmental Permits are in default or that any of them is in breach thereof, and no proceeding is pending or, to the knowledge of UEC, threatened to revoke or limit any such Environmental Permit;

(iii)	none of UEC or CMC (including, if applicable, any predecessor companies thereof) has received any notice of any future prosecution, or is currently being prosecuted for, any offence alleging non-compliance with any Environmental Laws, or Liability for the investigation or remediation of any Disposal or Release of Hazardous Substances; and

(iv)	none of UEC or CMC has received any orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures to be made that are material and adverse to any of the Projects or Properties.

(t)	Contingent Environmental Liabilities. There are no contingent Environmental Liabilities in relation to the Projects or Properties that are required to be disclosed in the consolidated financial statements of UEC, and to the knowledge of UEC, no such contingent Environmental Liabilities have arisen subsequent to the date of such financial statements which would be required to be disclosed in the consolidated financial statements of UEC if such contingent Liabilities related to Environmental matters that had occurred or been discovered prior to such date.

(u)	No Unlawful Payments. None of UEC or its Subsidiaries nor, to the knowledge of UEC or its Subsidiaries, any director, officer, agent, employee or other Person authorized by UEC or any of its Subsidiaries to act on their behalf has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any applicable provision of the United States Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act (Canada); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, in each case related to the Project or Properties or any activities undertaken in relation thereto or on behalf of UEC or its Subsidiaries.

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(v)	Compliance with Laws. Each of UEC and CMC has complied with and is not in violation of any Applicable Laws other than such non-compliance or violations which would not, individually or in the aggregate, have a material adverse effect in respect of any of the Royalties, Projects or Properties.

(w)	Contracts in Respect of the Projects. All of the Contracts in respect of each of the Projects and Properties have been duly entered into, have not been modified or terminated and are in good standing and in full force and effect with no amendments. All of the Contracts in respect of each of the Projects and Properties are valid and binding obligations of the parties thereto enforceable in accordance with their respective terms. UEC and CMC have each complied with all material terms thereof, have paid all amounts due thereunder, have not waived any rights thereunder and no default or breach exists in respect thereof on the part of any of the parties thereto and no event has occurred which, after the giving of notice or the lapse of time or both would constitute such a default or breach, which individually or in the aggregate, would have a material adverse effect in respect of any of the Projects, the Properties or the Royalties.

(x)	Employment. In respect of the conduct of activities at the Projects and Properties: (i) each of UEC and CMC has been and is in material compliance with all Applicable Laws respecting employment and employment practices including all employment standards, human rights, labour relations, occupational health and safety, workers' compensation or workplace safety and insurance legislation, employee privacy and pay equity, benefits, avoidance of discrimination, avoidance of harassment and avoidance of retaliation with respect to each of its employees, and there are no outstanding Claims, complaints, investigations, prosecutions or orders under such legislation; (ii) none of UEC or CMC has or is engaged in any unfair labour practice, no unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of UEC, threatened against UEC or CMC and there is no labour strike, dispute, slow down or stoppage pending or, to the knowledge of UEC, threatened against UEC or CMC; (iii) all amounts due or accruing due for all salary, wages, bonuses, commissions, pension benefits or other employee benefits or compensation are reflected in the Books and Records of UEC or CMC, in accordance with their accounting practices and Applicable Law; (iv) none of UEC or CMC is a party to any collective bargaining agreement and, as of the date of this Agreement, to UEC's knowledge, no petition has been filed or proceeding instituted by an employee or group of the UEC or CMC employees seeking recognition of a bargaining representative; and (v) each of UEC and CMC has withheld and reported to the applicable Governmental Bodies all amounts required by Applicable Law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees.

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(y)	Disclosure. To the knowledge of UEC, none of this Agreement, the due diligence materials provided to the Purchaser by or on behalf of UEC and CMC, or any of the exhibits, schedules, attachments, written statements, documents, certificates or other items prepared or supplied to the Purchaser by or on behalf of UEC or CMC with respect to the Projects or Properties, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. No statement made by UEC with respect to the Projects or Properties, contained in any document comprising the UEC Public Documents contained a misrepresentation (as defined in Applicable Law) at the time such document was filed. As at the date hereof, UEC is in compliance, in all material respects, with its disclosure obligations in respect of the Projects and Properties under applicable securities Laws.

(z)	Consideration Shares.

(i)	UEC acknowledges that it has been encouraged to obtain independent legal, tax and investment advice with respect to the issuance of the Consideration Shares pursuant to this Agreement and, accordingly, has been independently advised as to the meanings of all terms contained herein relevant to such share issuance.

(ii)	UEC has been independently advised as to restrictions with respect to trading in the Consideration Shares imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Purchaser with respect thereto, acknowledge that it is aware of the characteristics of the Consideration Shares, the risks relating to an investment therein and of the fact that they may not be able to resell any of the Consideration Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until the expiry of the applicable hold period and compliance with other requirements of Applicable Law, and agree that any certificates representing the Consideration Shares may bear a legend indicating that the resale of such Consideration Shares is restricted.

(iii)	The acquisition of the Consideration Shares is being made pursuant to exemptions under, and does not contravene any of the, applicable securities Laws in the jurisdiction in which UEC resides and does not give rise to any obligation of the Purchaser to prepare and file a prospectus or similar document or to register the Consideration Shares.

(iv)	UEC is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act.

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(v)	UEC is not acquiring the Consideration Shares as a result of any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the U.S. Securities Act), including advertisements, articles, notices or other communications, including electronic display (such as the internet), published in any newspaper, magazine or similar media or broadcast over radio, television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(vi)	UEC has not received or been provided with, or requested, and does not have any need to receive, any offering memorandum, prospectus, sales or advertising literature or any other document describing or purporting to describe the business and affairs of the Purchaser or the risks associated therewith which has been prepared for delivery to, and review by, UEC in order to assist it in making an investment decision in respect of the Consideration Shares.

(vii)	UEC acknowledges that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Consideration Shares, there is no government or other insurance covering the Consideration Shares and there are risks associated with the acquisition of the Consideration Shares.

(viii)	The Purchaser has advised UEC that the Purchaser is relying on the exemption set forth in Section 2.13 of National Instrument 45-106 – Prospectus Exemptions from the requirement to provide UEC with a prospectus and exemptions to sell securities through a Person registered to sell securities under the Securities Act (British Columbia) and the Securities Act (Ontario) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia) and the Securities Act (Ontario), including statutory rights of rescission or damages, will not be available to UEC.

(aa)	UEC is acquiring the Consideration Shares issued pursuant to this Agreement as principal.

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SCHEDULE "B"

REPRESENTATIONS AND WARRANTIES OF THE

PURCHASER

The Purchaser hereby represents and warrants to UEC as follows and acknowledges that UEC is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a)	Organization. The Purchaser is a corporation duly constituted and validly subsisting under the Laws of Canada.

(b)	No Violation or Rights of Termination or Acceleration. The execution and delivery of this Agreement or any Closing Document to which it is a party by the Purchaser does not, and the consummation of the transactions contemplated hereby and the performance of this Agreement or any of the Closing Documents by the Purchaser will not:

(i)	materially conflict with or result in a material violation, contravention or breach of any of the terms, conditions or provisions of the certificate of formation or operating agreement of the Purchaser or any agreement, instrument or license to which the Purchaser is a party or by which the Purchaser is bound or constitute a material default or violation by the Purchaser thereunder, or result in the creation or imposition of any Lien upon any of the assets of the Purchaser;

(ii)	to the knowledge of the Purchaser, constitute a default or violation by the Purchaser under any Laws to which the Purchaser is subject or by which it is bound; or

(iii)	result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or create, give rise to or change any rights or obligations of any Person under, or result in the creation of a Lien on any property or asset of the Purchaser pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its property or assets is bound;

(c)	Consents and Approvals. Other than any filings to be completed after the Closing and those set forth in Schedule "G" to this Agreement, no consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Body is required to be obtained or made by or with respect to the Purchaser in connection with the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.

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(d)	Capacity. The Purchaser has the requisite power, capacity and authority to execute and deliver this Agreement and any of the Closing Documents, including the Royalty Agreements, to which it is a party, and to perform its obligations hereunder and thereunder and to complete the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Closing Documents, including the Royalty Agreements, by the Purchaser and the completion of the transactions contemplated hereby and thereby by it have been duly authorized by its board of directors and no other proceedings are necessary to authorize the execution, delivery and performance of this Agreement and the Closing Documents, including the Royalty Agreements, the issuance of the Consideration Shares or the completion of the transactions contemplated hereby by it.

(e)	Binding Agreement. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws affecting creditors' rights generally and to general principles of equity. Upon Closing, each of the Royalty Agreements shall have been duly executed by the Purchaser and shall constitute a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws affecting creditors' rights generally and to general principles of equity.

(f)	Share Capital. The Purchaser is authorized to issue an unlimited number of common shares in the capital of the Purchaser. As of the date hereof 28,845,039 common shares of the Purchaser were issued and outstanding as fully paid and non-assessable. The Parties acknowledge and agree that nothing in this Agreement shall prohibit the Purchaser from issuing additional common shares or other securities of the Purchaser after the date hereof pursuant to financings, acquisition transactions or otherwise.

(g)	Consideration Shares. At the Closing, the Consideration Shares issued and delivered to the Purchaser will be duly authorized and validly issued as fully paid and non-assessable shares in the capital of the Purchaser, free and clear of all actual or threatened encumbrances, other than hold periods or other restrictions imposed under applicable securities legislation and the resale restrictions imposed under Section 2.5 of this Agreement.

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SCHEDULE "C"

ANDERSON PROPERTY

The following mining claims comprising the Anderson Property are located in Gila Salt River Meridian, Yavapai County, Arizona.

Claim Name	BLM #	County Ref #	Township Range		Section
AM 1	AMC361520	4152;183	11N	10W	15, 16

AM 2	AMC361521	4152;184	11N	10W	15

AM 3	AMC361522	4152;185	11N	10W	15, 16

AM 4	AMC361523	4152;186	11N	10W	15

AM 5	AMC361524	4152;187	11N	10W	15, 16

AM 6	AMC361525	4152;188	11N	10W	15

AM 7	AMC361526	4152;189	11N	10W	15, 16

AM 8	AMC361527	4152;190	11N	10W	15, 22

AM 9	AMC361528	4152;191	11N	10W	15, 16

AM 10	AMC361529	4152;192	11N	10W	15, 22

AM 11	AMC361530	4152;193	11N	10W	15, 16, 21, 22

AM 12	AMC361531	4152;194	11N	10W	22

AM 13	AMC361532	4152;195	11N	10W	21, 22

AM 14	AMC361533	4152;196	11N	10W	21, 22

AM 15	AMC361534	4152;197	11N	10W	21, 22

AM 16	AMC361535	4152;198	11N	10W	21, 22

AM 17	AMC361536	4152;199	11N	10W	21

AM 18	AMC361537	4152;200	11N	10W	21, 22

AM 19	AMC361538	4152;201	11N	10W	21

AM 20	AMC361539	4152;202	11N	10W	21, 22

AM 21	AMC361540	4152;203	11N	10W	21

AM 22	AMC361541	4152;204	11N	10W	21, 22

AM 23	AMC361542	4152;205	11N	10W	21

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Claim Name	BLM #	County Ref #	Township Range	Section

AM 24	AMC361543	4152;206	11N	10W	21, 22

AM 25	AMC361544	4152;207	11N	10W	15, 22

AM 26	AMC361545	4152;208	11N	10W	22

AM 27	AMC361546	4152;209	11N	10W	22

AM 28	AMC361547	4152;210	11N	10W	22

AM 29	AMC361548	4152;211	11N	10W	22

AM 30	AMC361549	4152;212	11N	10W	22

AM 31	AMC361550	4152;213	11N	10W	22

AM 32	AMC361551	4152;214	11N	10W	22

AM 33	AMC361552	4152;215	11N	10W	22

AM 34	AMC361553	4152;216	11N	10W	22

AM 35	AMC361554	4152;217	11N	10W	22

AM 36	AMC361555	4152;218	11N	10W	22

AM 37	AMC361556	4152;219	11N	10W	22

AM 38	AMC361557	4152;220	11N	10W	22

AM 39	AMC361558	4152;221	11N	10W	22

AM 40	AMC361559	4152;222	11N	10W	22, 27

AM 41	AMC361560	4152;223	11N	10W	22

AM 42	AMC361561	4152;224	11N	10W	22, 27

AM 43	AMC361562	4152;225	11N	10W	22, 27

AM 44	AMC361563	4152;226	11N	10W	27

AM 45	AMC361564	4152;227	11N	10W	27

AM 46	AMC361565	4152;228	11N	10W	11

AM 47	AMC361566	4152;229	11N	10W	11

AM 48	AMC361567	4152;230	11N	10W	11, 14

AM 49	AMC361568	4152;231	11N	10W	11

AM 50	AMC361569	4152;232	11N	10W	11, 14

AM 51	AMC361570	4152;233	11N	10W	11, 14

C-2

Claim Name	BLM #	County Ref #	Township Range	Section

AM 52	AMC361571	4152;234	11N	10W	14

AM 53	AMC361572	4152;235	11N	10W	11, 14

AM 54	AMC361573	4152;236	11N	10W	14

AM 55	AMC361574	4152;237	11N	10W	14

AM 56	AMC361575	4152;238	11N	10W	14

AM 57	AMC361576	4152;239	11N	10W	14

AM 58	AMC361577	4152;240	11N	10W	14

AM 59	AMC361578	4152;241	11N	10W	14

AM 60	AMC361579	4152;242	11N	10W	14

AM 61	AMC361580	4152;243	11N	10W	14

AM 62	AMC361581	4152;244	11N	10W	14

AM 63	AMC361582	4152;245	11N	10W	14

AM 64	AMC361583	4152;246	11N	10W	14

AM 65	AMC361584	4152;247	11N	10W	14

AM 66	AMC361585	4152;248	11N	10W	14

AM 67	AMC361586	4152;249	11N	10W	14, 15

AM 68	AMC361587	4152;250	11N	10W	14, 23

AM 69	AMC361588	4152;251	11N	10W	14, 15, 23

AM 70	AMC361589	4152;252	11N	10W	23

AM 71	AMC361590	4152;253	11N	10W	14, 15, 22, 23

AM 72	AMC361591	4152;254	11N	10W	23

AM 73	AMC361592	4152;255	11N	10W	22, 23

AM 74	AMC361593	4152;256	11N	10W	23

AM 75	AMC361594	4152;257	11N	10W	22, 23

AM 76	AMC361595	4152;258	11N	10W	23

AM 77	AMC361596	4152;259	11N	10W	22, 23

AM 78	AMC361597	4152;260	11N	10W	23

C-3

Claim Name	BLM #	County Ref #	Township Range	Section

AM 79	AMC361598	4152;261	11N	10W	22, 23

AM 80	AMC361599	4152;262	11N	10W	23

AM 81	AMC361600	4152;263	11N	10W	22, 23

AM 82	AMC361601	4152;264	11N	10W	23

AM 83	AMC361602	4152;265	11N	10W	23

AM 84	AMC361603	4152;266	11N	10W	23

AM 85	AMC361604	4152;267	11N	10W	22, 23

AM 86	AMC361605	4152;268	11N	10W	22, 23, 26, 27

AM 87	AMC361606	4152;269	11N	10W	22, 27

AM 88	AMC361607	4152;270	11N	10W	26, 27

AM 89	AMC361608	4152;271	11N	10W	22, 27

AM 90	AMC361609	4152;272	11N	10W	26, 27

AM 91	AMC361610	4152;273	11N	10W	27

AM 92	AMC361611	4152;274	11N	10W	26, 27

AM 93	AMC361612	4152;275	11N	10W	27

AM 94	AMC361613	4152;276	11N	10W	26, 27

AM 95	AMC361614	4152;277	11N	10W	27

AM 96	AMC361615	4152;278	11N	10W	26, 27

AM 97	AMC361616	4152;279	11N	10W	27

AM 98	AMC361617	4152;280	11N	10W	26, 27

AM 99	AMC361618	4152;281	11N	10W	27

AM 100	AMC361619	4152;282	11N	10W	26, 27

AM 101	AMC361620	4152;283	11N	10W	27

AM 102	AMC361621	4152;284	11N	10W	26, 27

AM 103	AMC361622	4152;285	11N	10W	27

AM 104	AMC361623	4152;286	11N	10W	26, 27, 34

AM 105	AMC361624	4152;287	11N	10W	11, 12

C-4

Claim Name	BLM #	County Ref #	Township Range	Section

AM 106	AMC361625	4152;288	11N	10W	12,13

AM 107	AMC361626	4152;289	11N	10W	11, 12, 13, 14

AM 108	AMC361627	4152;290	11N	10W	12, 13

AM 109	AMC361628	4152;291	11N	10W	13, 14

AM 110	AMC361629	4152;292	11N	10W	13

AM 111	AMC361630	4152;293	11N	10W	13, 14

AM 112	AMC361631	4152;294	11N	10W	13

AM 113	AMC361632	4152;295	11N	10W	13, 14

AM 114	AMC361633	4152;296	11N	10W	13

AM 115	AMC361634	4152;297	11N	10W	13, 14

AM 116	AMC361635	4152;298	11N	10W	13, 14

AM 117	AMC361636	4152;299	11N	10W	14

AM 118	AMC361637	4152;300	11N	10W	13, 14

AM 119	AMC361638	4152;301	11N	10W	14

AM 120	AMC361639	4152;302	11N	10W	13, 14

AM 121	AMC361640	4152;303	11N	10W	14

AM 122	AMC361641	4152;304	11N	10W	13, 14

AM 123	AMC361642	4152;305	11N	10W	14

AM 124	AMC361643	4152;306	11N	10W	13, 14, 24

AM 125	AMC361644	4152;307	11N	10W	14, 23

AM 126	AMC361645	4152;308	11N	10W	13, 14, 24

AM 127	AMC361646	4152;309	11N	10W	23

AM 128	AMC361647	4152;310	11N	10W	23, 24

AM 129	AMC361648	4152;311	11N	10W	23

AM 130	AMC361649	4152;312	11N	10W	23, 24

AM 131	AMC361650	4152;313	11N	10W	23

AM 132	AMC361651	4152;314	11N	10W	23, 24

C-5

Claim Name	BLM #	County Ref #	Township Range	Section
AM 133	AMC361652	4152;315	11N	10W	23

AM 134	AMC361653	4152;316	11N	10W	23

AM 135	AMC361654	4152;317	11N	10W	23

AM 136	AMC361655	4152;318	11N	10W	23

AM 137	AMC361656	4152;319	11N	10W	23

AM 138	AMC361657	4152;320	11N	10W	23

AM 139	AMC361658	4152;321	11N	10W	23

AM 140	AMC361659	4152;322	11N	10W	23

AM 141	AMC361660	4152;323	11N	10W	23

AM 142	AMC361661	4152;324	11N	10W	23, 26

AM 143	AMC361662	4152;325	11N	10W	23, 26

AM 144	AMC361663	4152;326	11N	10W	23, 26

AM 145	AMC361664	4152;327	11N	10W	23, 26

AM 146	AMC361665	4152;328	11N	10W	26

AM 147	AMC361666	4152;329	11N	10W	26

AM 148	AMC361667	4152;330	11N	10W	26

AM 149	AMC361668	4152;331	11N	10W	26

AM 150	AMC361669	4152;332	11N	10W	26

AM 151	AMC361670	4152;333	11N	10W	26

AM 152	AMC361671	4152;334	11N	10W	26

AM 153	AMC361672	4152;335	11N	10W	26

AM 154	AMC361673	4152;336	11N	10W	26

AM 155	AMC361674	4152;337	11N	10W	26

AM 156	AMC361675	4152;338	11N	10W	26

AM 157	AMC361676	4152;339	11N	10W	26

AM 158	AMC361677	4152;340	11N	10W	26

AM 159	AMC361678	4152;341	11N	10W	26

AM 160	AMC361679	4152;342	11N	10W	26, 35

C-6

Claim Name	BLM #	County Ref #	Township Range	Section
AM 161	AMC361680	4152;343	11N	10W	26, 35

AM 162	AMC361681	4152;344	11N	10W	26, 35

AM 163	AMC361682	4152;345	11N	10W	12, 13

AM 164	AMC361683	4152;346	11N	10W	13

AM 165	AMC361684	4152;347	11N	10W	13

AM 166	AMC361685	4152;348	11N	10W	13

AM 167	AMC361686	4152;349	11N	10W	13

AM 168	AMC361687	4152;350	11N	10W	13

AM 169	AMC361688	4152;351	11N	10W	13

AM 170	AMC361689	4152;352	11N	10W	13

AM 171	AMC361690	4152;353	11N	10W	13

AM 172	AMC361691	4152;354	11N	10W	13

AM 173	AMC361692	4152;355	11N	10W	13

AM 174	AMC361693	4152;356	11N	10W	13

AM 175	AMC361694	4152;357	11N	10W	13

AM 176	AMC361695	4152;358	11N	10W	13

AM 177	AMC361696	4152;359	11N	10W	13

AM 178	AMC361697	4152;360	11N	10W	13

AM 179	AMC361698	4152;361	11N	10W	13

AM 180	AMC361699	4152;362	11N	10W	13, 24

AM 181	AMC361700	4152;363	11N	10W	13, 24

AM 182	AMC361701	4152;364	11N	10W	24

AM 183	AMC361702	4152;365	11N	10W	24

AM 184	AMC361703	4152;366	11N	10W	24

AM 185	AMC361704	4152;367	11N	10W	24

AM 186	AMC361705	4152;368	11N	10W	24

AM 187	AMC361706	4152;369	11N	10W	24

AM 188	AMC361707	4152;370	11N	10W	24

C-7

Claim Name	BLM #	County Ref #	Township Range	Section
AM 189	AMC361708	4152;371	11N	10W	24

AM 190	AMC361709	4152;372	11N	10W	24

AM 191	AMC361710	4152;373	11N	10W	23, 24

AM 192	AMC361711	4152;374	11N	10W	24

AM 193	AMC361712	4152;375	11N	10W	23, 24

AM 194	AMC361713	4152;376	11N	10W	24

AM 195	AMC361714	4152;377	11N	10W	23, 24

AM 196	AMC361715	4152;378	11N	10W	24

AM 197	AMC361716	4152;379	11N	10W	23, 24

AM 198	AMC361717	4152;380	11N	10W	24, 25

AM 199	AMC361718	4152;381	11N	10W	23, 24, 25, 26

AM 200	AMC361719	4152;382	11N	10W	24, 25

AM 201	AMC361720	4152;383	11N	10W	25, 26

AM 202	AMC361721	4152;384	11N	10W	25

AM 203	AMC361722	4152;385	11N	10W	25, 26

AM 204	AMC361723	4152;386	11N	10W	25

AM 205	AMC361724	4152;387	11N	10W	25, 26

AM 206	AMC361725	4152;388	11N	10W	25

AM 207	AMC361726	4152;389	11N	10W	25, 26

AM 208	AMC361727	4152;390	11N	10W	25

AM 209	AMC361728	4152;391	11N	10W	25, 26

AM 210	AMC361729	4152;392	11N	10W	25, 26

AM 211	AMC361730	4152;393	11N	10W	25, 26

AM 212	AMC361731	4152;394	11N	10W	25, 26

AM 213	AMC361732	4152;395	11N	10W	25, 26

AM 214	AMC361733	4152;396	11N	10W	25, 26

AM 215	AMC361734	4152;397	11N	10W	25, 26

C-8

Claim Name	BLM #	County Ref #	Township Range	Section
AM 216	AMC361735	4152;398	11N	10W	25, 26, 36

AM 217	AMC388128	4553;789	11N	10W	9, 10

AM 218	AMC388129	4553;790	11N	10W	9, 10

AM 219	AMC388130	4553;791	11N	10W	9, 10

AM 220	AMC388131	4553;792	11N	10W	10

AM 221	AMC388132	4553;793	11N	10W	10

AM 222	AMC388133	4553;794	11N	10W	10

AM 223	AMC388134	4553;795	11N	10W	3, 10

AM 224	AMC388135	4553;796	11N	10W	10

AM 225	AMC388136	4553;797	11N	10W	3

AM 226	AMC388137	4553;798	11N	10W	3

AM 227	AMC388138	4553;799	11N	10W	3

AM 228	AMC388139	4553;800	11N	10W	3

AM 229	AMC388140	4553;801	11N	10W	3

AM 230	AMC388141	4553;802	11N	10W	3

AM 231	AMC388142	4553;803	11N	10W	10, 11

AM 232	AMC388143	4553;804	11N	10W	11

AM 233	AMC388144	4553;805	11N	10W	10, 11

AM 234	AMC388145	4553;806	11N	10W	11

AM 235	AMC388146	4553;807	11N	10W	2, 3, 10, 11

AM 236	AMC388147	4553;808	11N	10W	11

AM 237	AMC388148	4553;809	11N	10W	2, 3, 11

AM 238	AMC388149	4553;810	11N	10W	2, 11

AM 239	AMC388150	4553;811	11N	10W	11

AM 240	AMC388151	4553;812	11N	10W	11

AM 241	AMC388152	4553;813	11N	10W	11

AM 242	AMC388153	4553;814	11N	10W	11

AM 243	AMC388154	4553;815	11N	10W	11

C-9

Claim Name	BLM #	County Ref #	Township Range	Section
AM 244	AMC388155	4553;816	11N	10W	11

AM 245	AMC388156	4553;817	11N	10W	11

AM 246	AMC361736	4152;399	11N	10W	10

AM 247	AMC361737	4152;400	11N	10W	10

AM 248	AMC361738	4152;401	11N	10W	10,11

AM 249	AMC361739	4152;402	11N	10W	11

AM 250	AMC361740	4152;403	11N	10W	11

AM 251	AMC361741	4152;404	11N	10W	11

AM 252	AMC361742	4152;405	11N	10W	11

AM 253	AMC361743	4152;406	11N	10W	11

AM 254	AMC361744	4152;407	11N	10W	9, 15, 16

AM 255	AMC361745	4152;408	11N	10W	9, 16

AM 256	AMC361746	4152;409	11N	10W	9, 10, 15

AM 257	AMC361747	4152;410	11N	10W	9

AM 258	AMC361748	4152;411	11N	10W	9, 10

AM 259	AMC361749	4152;412	11N	10W	9

AM 260	AMC361750	4152;413	11N	10W	9, 10

AM 261	AMC361751	4152;414	11N	10W	9

AM 262	AMC361752	4152;415	11N	10W	9, 10

AM 263	AMC361753	4152;416	11N	10W	9

AM 264	AMC361754	4152;417	11N	10W	27, 34

AM 265	AMC365258	4257;894	11N	10W	10, 11

AM 266	AMC365259	4257;895	11N	10W	11

AM 267	AMC365260	4257;896	11N	10W	10, 11

AM 268	AMC365261	4257;897	11N	10W	10, 11

AM 269	AMC365262	4257;898	11N	10W	10, 11

AM 270	AMC365263	4257;899	11N	10W	10, 11

AM 271	AMC365264	4257;900	11N	10W	10, 11, 15

C-10

Claim Name	BLM #	County Ref #	Township Range	Section
AM 272	AMC365265	4257;901	11N	10W	10, 11, 14, 15

AM 273	AMC365266	4257;902	11N	10W	10, 15

AM 274	AMC365267	4257;903	11N	10W	14, 15

AM 275	AMC365268	4257;904	11N	10W	15

AM 276	AMC365269	4257;905	11N	10W	14, 15

AM 277	AMC365270	4257;906	11N	10W	15

AM 278	AMC365271	4257;907	11N	10W	14, 15

AM 279	AMC365272	4257;908	11N	10W	15

AM 280	AMC365273	4257;909	11N	10W	14, 15

AM 281	AMC365274	4257;910	11N	10W	15

AM 282	AMC365275	4257;911	11N	10W	14, 15

AM 283	AMC365276	4257;912	11N	10W	15

AM 284	AMC365277	4257;913	11N	10W	14, 15

AM 285	AMC365278	4257;914	11N	10W	15

AM 286	AMC365279	4257;915	11N	10W	14, 15

AM 287	AMC365280	4257;916	11N	10W	10

AM 288	AMC365281	4257;917	11N	10W	10

AM 289	AMC365282	4257;918	11N	10W	10

AM 290	AMC365283	4257;919	11N	10W	10

AM 291	AMC365284	4257;920	11N	10W	10

AM 292	AMC365285	4257;921	11N	10W	10, 15

AM 293	AMC365286	4257;922	11N	10W	10, 15

AM 294	AMC365287	4257;923	11N	10W	10, 15

AM 295	AMC365288	4257;924	11N	10W	15

AM 296	AMC365289	4257;925	11N	10W	15

AM 297	AMC365290	4257;926	11N	10W	15, 16

AM 298	AMC365291	4257;927	11N	10W	15

C-11

Claim Name	BLM #	County Ref #	Township Range	Section
AM 299	AMC365292	4257;928	11N	10W	15, 16

AM 300	AMC365293	4257;929	11N	10W	15

AM 301	AMC365294	4257;930	11N	10W	15

AM 302	AMC366483	4285;507	11N	10W	9, 10

AM 303	AMC366484	4285;508	11N	10W	10

AM 304	AMC366485	4285;509	11N	10W	10

AM 305	AMC366486	4285;510	11N	10W	10

AM 306	AMC366487	4285;511	11N	10W	10

AM 307	AMC366488	4285;512	11N	10W	10

AM 308	AMC366489	4285;513	11N	10W	10, 11

AM 309	AMC366490	4285;514	11N	10W	11

AM 310	AMC388157	4553;818	11N	10W	11, 12

AM 311	AMC388158	4553;819	11N	10W	2, 11

AM 312	AMC388159	4553;820	11N	10W	2, 11, 12

AM 313	AMC388160	4553;821	11N	10W	1, 2, 11, 12

AM 314	AMC388161	4553;822	11N	10W	12

AM 315	AMC388162	4553;823	11N	10W	12

AM 316	AMC388163	4553;824	11N	10W	12

AM 317	AMC388164	4553;825	11N	10W	11, 12

AM 318	AMC388165	4553;826	11N	10W	12

AM 319	AMC388166	4553;827	11N	10W	11, 12

AM 320	AMC388167	4553;828	11N	10W	12

AM 321	AMC388168	4553;829	11N	10W	11, 12

AM 322	AMC388169	4553;830	11N	10W	12

AM 323	AMC388170	4553;831	11N	10W	11, 12

AM 324	AMC388171	4553;832	11N	10W	12

AM 325	AMC388172	4553;833	11N	10W	13

AM 326	AMC388173	4553;834	11N	10W	13

C-12

Claim Name	BLM #	County Ref #	Township Range	Section
AM 327	AMC388174	4553;835	11N	9W/10W	18/13

AM 328	AMC388175	4553;836	11N	9W/10W	18, 19/13, 24

AM 329	AMC388176	4553;837	11N	9W	18, 19

AM 330	AMC388177	4553;838	11N	10W	13, 24

AM 331	AMC388178	4553;839	11N	9W/10W	19/ 24

AM 332	AMC388179	4553;840	11N	10W	24

AM 333	AMC388180	4553;841	11N	9W/10W	19/ 24

AM 334	AMC388181	4553;842	11N	10W	24

AM 335	AMC388182	4553;843	11N	9W/10W	19/ 24

AM 336	AMC388183	4553;844	11N	10W	24

AM 337	AMC388184	4553;845	11N	9W/10W	19/ 24

AM 338	AMC388185	4553;846	11N	10W	24

AM 339	AMC388186	4553;847	11N	9W/10W	19/ 24

AM 340	AMC388187	4553;848	11N	10W	24

AM 341	AMC388188	4553;849	11N	9W/10W	19/ 24

AM 342	AMC388189	4553;850	11N	10W	24

AM 343	AMC388190	4553;851	11N	9W/10W	19/ 24

AM 344	AMC388191	4553;852	11N	10W	24

AM 345	AMC388192	4553;853	11N	9W/10W	19/ 24

AM 346	AMC388193	4553;854	11N	10W	24, 25

AM 347	AMC388194	4553;855	11N	9W/10W	19, 30/24, 25

AM 348	AMC388195	4553;856	11N	10W	24, 25

AM 349	AMC388196	4553;857	11N	10W	25

AM 350	AMC388197	4553;858	11N	10W	25

AM 351	AMC388198	4553;859	11N	10W	25

AM 352	AMC388199	4553;860	11N	10W	25

AM 353	AMC388200	4553;861	11N	10W	25

C-13

Claim Name	BLM #	County Ref #	Township Range	Section
AM 354	AMC388201	4553;862	11N	10W	25

AM 355	AMC388202	4553;863	11N	10W	25

AM 356	AMC388203	4553;864	11N	10W	25

AM 357	AMC388204	4553;865	11N	10W	25

AM 358	AMC393473	4602;328	11N	10W	21

AM 359	AMC393474	4602;329	11N	10W	21

AM 360	AMC393475	4602;330	11N	10W	21

AM 361	AMC393476	4602;331	11N	10W	21

AP 9	AMC410892	4833;734	11N	10W	9

AP 10	AMC410893	4833;735	11N	10W	9

AP 11	AMC410894	4833;736	11N	10W	9

AP 12	AMC410895	4833;737	11N	10W	9

AP 13	AMC410896	4833;738	11N	10W	9

AP 14	AMC410897	4833;739	11N	10W	9

AP 15	AMC410898	4833;740	11N	10W	9

AP 16	AMC410899	4833;741	11N	10W	9

AP 17	AMC410900	4833;742	11N	10W	9, 16

AP 18	AMC410901	4833;743	11N	10W	9, 16

AP 22	AMC410905	4833;747	11N	10W	9, 10

AP 24	AMC410907	4833;749	11N	10W	9, 10

AP 26	AMC410909	4833;751	11N	10W	9, 10

AP 27	AMC410910	4833;752	11N	10W	9

AP 28	AMC410911	4833;753	11N	10W	9, 10

AP 30	AMC410913	4833;755	11N	10W	10

CE 1	AMC366751	4293;962	11N	10W	11

CE 2	AMC366752	4293;963	11N	10W	11

CE 3	AMC366753	4293;964	11N	10W	11

CE 4	AMC366754	4293;965	11N	10W	11

C-14

Claim Name	BLM #	County Ref #	Township Range	Section
CE 5	AMC366755	4293;966	11N	10W	11

CE 6	AMC366756	4293;967	11N	10W	11

CE 7	AMC366757	4293;968	11N	10W	11

CE 8	AMC366758	4293;960	11N	10W	10

TH 1	AMC366759	4293;961	11N	10W	10

C-15

SCHEDULE "D"

SLICK ROCK PROPERTY

The following mining claims comprising a portion of the Slick Rock Property are located in San Miguel County, Colorado:

Claim Name	BLM #	County Ref #	Township Range		Section
BC 1	CMC264679	391965	T44N	R18W	28

BC 2	CMC264680	391966	T44N	R18W	28

BC 3	CMC264681	391967	T44N	R18W	20, 29

BC 4	CMC264682	391968	T44N	R18W	20, 29

BC 5	CMC264683	391969	T44N	R18W	20, 29

BC 6	CMC264684	391970	T44N	R18W	20, 29

BC 7	CMC264685	391971	T44N	R18W	20, 29

BC 8	CMC264686	391972	T44N	R18W	20, 29

BC 9	CMC264687	391973	T44N	R18W	20, 21, 28, 29

BC 10	CMC264688	391974	T44N	R18W	21, 28

BC 11	CMC264689	391975	T44N	R18W	19

BC 12	CMC264690	391976	T44N	R18W	19

BC 13	CMC264691	391977	T44N	R18W	19

BC 14	CMC264692	391978	T44N	R18W	19

BC 15	CMC264693	391979	T44N	R18W	19, 20

BC 16	CMC264694	391980	T44N	R18W	20

BC 17	CMC264695	391981	T44N	R18W	20

BC 18	CMC264696	391982	T44N	R18W	20

BC 19	CMC264697	391983	T44N	R18W	20

BC 20	CMC264698	391984	T44N	R18W	20

BC 21	CMC264699	391985	T44N	R18W	20

BC 22	CMC264700	391986	T44N	R18W	19

BC 23	CMC264701	391987	T44N	R18W	19

BC 24	CMC264702	391988	T44N	R18W	19

BC 25	MC 264703	391989	T44N	R18W	19

Burro 1	CMC283058	371304	T44N	R18W	30

D-1

Claim Name	BLM #	County Ref #	Township Range		Section
Burro 2	CMC253059	371305	T44N	R18W	30

Burro 3	CMC253000	371308	T44N	R18W	30

Burro 4	CMC253061	371307	144N	R18W	30

Burro 5	CMC253062	371308	T44N	R18W	29, 30

Burro 6	CMC253083	371309	144N	R18W	29

Burro 7	CMC253064	371310	T44N	R18W	29

Burro 8	CMC253065	371311	T44N	R18W	29

Burro 9	CMC253086	371312	T44N	R18W	29

Burro 10	CMC253067	371313	T44N	R18W	2D

Burro 11	CMC253088	371314	T44N	R18W	2,21

Burro 12	CMC253089	371316	T44N	R18W	28, 29

Burro 13	CMC253070	371316	T44N	R18W	28, 29

Burro 14	CMC253071	371317	T44N	R18W	19, 30

Burro 15	CMC253072	371318	T44N	R18W	19, 30

Burro 16	CMC253073	371319	T44N	R18W	19, 30

Burro 17	CMC253074	371320	T44N	R18W	19, 30

Burro 18	CMC253075	371321	T44N	R18W	19, 20

Burro 19	CMC253076	371322	T44N	R18W	28, 29

Burro. 19A	CMC253077	371790	T44N	R18W	19

Burro 20	CMC253078	371789	T44N	R18W	19

Burro 21	CMC253079	371788	T44N	R18W	19

Burro 22	CMC253080	371787	T44N	R18W	19

Burro 23	CMC253081	371791	T44N	R18W	19, 20

Burro 24	CMC254570	373707	T44N	R18W	20, 29

Burro 25	CMC254571	373706	T44N	R 18W	20, 29

Burro 26	CMC254572	373709	T44N	R1SW	20, 29

Burro 27	CMC254573	373710	T44N	R 18W	20,29

Burro 28	CMC254574	373711	T44N	RI 8W	20.29

Burro 29	CMC254575	373712	T44N	R1 SW	20, 29

Burro 30	CMC254576	373713	T44N	R18W	20, 21, 28, 29

D-2

Claim Name	BLM #	County Ref #	Township Range		Section
Burro 31	CMC254577	373714	T44N	R18W	21, 28

Burro 32	CMC254578	373715	T44N	R18W	20

Burro 33	CMC254579	373716	T44N	R18W	20

Burro 34	CMC254580	373717	T44N	R18W	20

Burro 35	CMC254581	373718	T44N	R18W	20

Burro 36	CMC254582	373719	T44N	R18W	20

Burro 37	CMC254583	373720	T44N	R18W	20

Burro 38	CMC254584	373721	T44N	R18W	20, 21

Burro 39	CMC254585	373722	T44N	R18W	21

Burro 40	CMC254586	373723	T44N	R18W	28, 29

Burro 41	CMC254587	373724	T44N	R18W	28, 29

Burro 42	CMC254588	373725	T44N	R18W	28, 29

Burro 43	CMC254593	373726	T44N	R18W	19

Burro 44	CMC254594	373727	T44N	R18W	19

Burro 45	CMC254595	373728	T44N	R18W	19

Burro 46	CMC254596	373729	T44N	R18W	19

Burro 47	CMC254597	373730	T44N	R18W	19, 20

Burro 48	CMC254598	373731	T44N	R18W	20

Burro 49	CMC254599	373732	T44N	R18W	20

Burro 50	CMC254600	373733	T44N	R18W	20

Burro 51	CMC254601	373734	T44N	R18W	20

Burro 52	CMC254602	373735	T44N	R18W	20

Burro 53	CMC254603	373736	T44N	R18W	20

Burro 54	CMC254604	373737	T44N	R18W	19

Burro 55	CMC254605	373738	T44N	R18W	19

Burro 56	CMC254606	373739	T44N	R18W	19

Burro 57	CMC254607	373740	T44N	R18W	19

Burro 58	CMC254550	373741	T44N	R18W	28, 29

Burro 59	CMC254551	373742	T44N	R18W	28, 33

Burro 60	CMC254552	373743	T44N	R18W	28

D-3

Claim Name	BLM #	County Ref #	Township Range		Section
Burro 61	CMC254553	373744	T44N	R18W	28

Burro 62	CMC254554	373745	T44N	R18W	28

Burro 63	CMC254555	373746	T44N	R18W	28,

Burro 64	CMC254556	373747	T44N	R18W	28

Burro 65	CMC254557	373748	T44N	R18W	28

Burro 66	CMC254558	373749	T44N	R18W	28

Burro 67	CM 0254559	373750	T44N	R18W	28

Burro 68	CMC254560	873751	T44N	R18W	28

Burma 69	CMC254561	373752	T44N	R18W	28

Burro 70	CMC254582	373753	T44N	R18W	28

Burro 71	CMC254563	373754	T44N	R18W	28

Burro 72	CMC254584	373755	T44N	R18W	28

Burro 73	CMC254565	373756	T44N	R18W	21, 28

Burro 76	CMC254568	373759	T44N	R18W	21, 28

Burro 77	CMC254569	373760	T44N	R18W	21, 28

SR1	CMC278999	415604	T43N/44N	R18W	3/34

SR 2	CMC279000	415605	T44N	R18W	34

SR 3	CMC279001	415606	T43N/44N	R18W	3/34

SR 4	CMC279002	415607	T44N	R18W	34

SR 5	CMC279003	415608	T43N/44N	R18W	3/34

SR 6	CMC279004	415609	T44N	R18W	34

SR 7	CMC279005	415610	T43N/44N	R18W	3/34

SR 8	CMC279006	415611	T44N	R18W	34

SR 9	CMC279007	415612	T43N/44N	R18W	3/34

SR 10	CMC279008	415613	T44N	R18W	34

SR 11	CMC279009	415614	T43N/44N	R18W	3/34

SR 12	CMC279010	415615	T44N	R18W	34

SR 13	CMC279011	415616	T43N/44N	R18W	3/34

SR 14	CMC279012	415617	T44N	RI8W	34

SR 15	CMC279013	415618	T43N/44N	R18W	3/34

D-4

Claim Name	BLM #	County Ref #	Township Range		Section
SR 16	CMC279014	415619	T44N	R18W	34

SR 17	CMC279015	415620	T43N/44N	R18W	4/33, 34

SR 18	CMC279016	415621	T43N/44N	R18W	33, 34

SR 19	CMC279017	415622	T43N/44N	R18W	4/33

SR 20	CMC279018	415623	T44N	R18W	33

SR 21	CMC279019	415624	T43N/44N	R18W	4/33

SR 22	CMC279020	415625	T44N	R18W	33

SR 23	CMC279021	415626	T43N/44N	R18W	4/33

SR 24	CMC279022	415627	T44N	R18W	33

SR 25	CMC279023	415628	T43N44N	R18W	4/33

SR 26	CMC279024	415629	T44N	R18W	33

SR 27	CMC279025	415630	T43N/44N	R18W	4/33

SR 28	CMC279026	415631	T44N	R18W	33

SR 29	CMC279027	415632	T43N/44N	R18W	4/33

SR 30	CMC279028	415633	T44N	R18W	33

SR 31	CMC279029	415634	T43N/44N	R18W	4/33

SR 32	CMC279030	415635	T44N	R18W	33

SR 33	CMC279031	415636	T43N/44N	R18W	5/33

SR 34	CMC279032	415637	T43N/44N	R18W	5/32,33

SR 35	CMC279033	415638	T44N	R18W	34

SR 36	CMC279034	415639	T44N	R18W	34

SR 37	CMC279035	415640	T44N	R18W	34

SR 38	CMC279036	415641	T44N	R18W	34

SR 39	CMC279037	415642	T44N	R18W	34

SR 40	CMC279038	415643	T44N	R18W	27, 34

SR 41	CMC279039	415644	T44N	R18W	34

SR 42	CMC279040	415645	T44N	R18W	27, 34

SR 43	CMC279041	415646	T44N	R18W	34

SR 44	CMC279042	415647	T44N	R18W	27, 34

SR 45	CMC279043	415648	T44N	R18W	34

D-5

Claim Name	BLM #	County Ref #	Township Range		Section
SR 46	CMC279044	415649	T44N	R18W	27, 34

SR 47	CMC279045	415650	T44N	R18W	33,34

SR 48	CMC279046	415651	T44N	R18W	27, 28, 33, 34

SR 49	CMC279047	415652	T44N	R18W	33

SR 50	CMC279048	415653	T44N	R18W	28,33

SR 51	CMC279049	415654	T44N	R18W	33

SR 52	CMC279050	415655	T44N	R18W	28,33

SR 53	CMC279051	415656	T44N	R18W	33

SR 54	CMC279052	415657	T44N	R18W	28,33

SR 55	CMC279053	415658	T44N	R18W	33

SR 56	CMC279054	415859	T44N	R18W	28,33

SR 57	CMC279055	415660	T44N	R18W	33

SR 58	CMC279056	415661	T44N	R18W	28,33

SR 59	CMC279057	415662	T44N	R18W	33

SR 60	CMC279058	415663	T44N	R18W	28,33

SR 61	CMC279059	415664	T44N	R18W	33

SR 62	CMC279060	415665	T44N	R18W	28,33

SR 63	CMC279061	415666	T44N	R18W	33

SR 64	CMC279062	415667	T44N	R18W	32,33

SR 65	CMC279063	415668	T44N	R18W	27

SR 66	CMC279064	415669	T44N	R18W	27

SR 67	CMC279065	415670	T44N	R18W	27

SR 68	CMC279066	415671	T44N	R18W	27

SR 69	CMC279067	415672	T44N	R18W	27

SR 70	CMC279068	415673	T44N	R18W	27

SR 71	CMC279069	415674	T44N	R18W	27

SR 72	CMC279070	415675	T44N	R18W	27

SR 73	CMC279071	415676	T44N	R18W	27, 28

SR 74	CMC279072	415677	T44N	R18W	27, 28

SR 75	CMC279073	415678	T44N	RI8W	28

D-6

Claim Name	BLM #	County Ref #	Township Range		Section
SR 76	CMC279074	415679	T44N	R18W	28

SR 77	CMC279075	415680	T44N	R18W	28

SR 78	CMC279076	415681	T44N	R18W	28

SR 79	CMC279077	415682	T44N	R18W	28

SR 80	CMC279078	415683	T44N	R18W	28

SR 81	CMC279079	415684	T44N	R18W	27

SR 82	CMC279080	415685	T44N	R18W	27, 28

SR 83	CMC279081	415686	T44N	R18W	28

SR 84	CMC279082	415687	T44N	R18W	28

SR 85	CMC279083	415688	T44N	R18W	28, 21, 22, 27,

SR 86	CMC279084	415689	T44N	R18W	28

SR 87	CMC279085	415690	T44N	R18W	21, 28

SR 88	CMC279086	415691	T44N	R18W	21, 27

SR 89	CMC283041	422087	T44N	R18W/19W	19/24

SR 90	CMC283042	422088	T44N	RI8W/19W	19/24

SR 91	CMC283043	422089	T44N	R18W	19

SR 92	CMC283044	422090	T44N	R18W	19

SR 93	CMC283045	422091	T44N	R18W	19, 30

SR 94	CMC283046	422092	T44N	R18W	30

SR 95	CMC283047	422093	T44N	R18W	30

SR 96	CMC283048	422094	T44N	R18W	29

SR 97	CMC283049	422095	T44N	R18W	29

SR 98	CMC283050	422096	T44N	R18W	32

SR 99	CMC283051	422097	T44N	R18W	20, 21

SR 100	CMC283052	422098	T44N	R18W	21

SR 101	CMC283053	422099	T44N	R18W	21, 28

SR 102	CMC283054	422100	T44N	R18W	28

SR 103	CMC283055	422101	T44N	R18W	21, 28

SR 104	CMC283056	422102	T44N	R18W	22, 27, 21, 21,

SR 105	CMC283057	422103	T44N	R18W	22, 27

D-7

Claim Name	BLM #	County Ref #	Township Range		Section
SR 106	CMC283058	422104	T44N	R18W	22, 27

SR 107	CMC283059	422105	T44N	R18W	22, 27

SR 108	CMC283060	422106	T44N	R18W	22

SR 109	CMC283061	422107	T44N	R18W	22

SR 110	CMC285689	430415;0;0	T44N	R18W	25

SR 111	CMC285690	430416;0;0	T44N	R18W	24, 25

SR 112	CMC285691	430417;0;0	T44N	R18W	25

SR 113	CMC285692	430418;0;0	T44N	R18W	24, 25

SR 114	CMC285693	430419;0;0	T44N	R18W	25

SR 115	CMC285694	430420;0;0	T44N	R18W	24, 25

SR 116	CMC285695	430421;0;0	T44N	R18W	25

SR 117	CMC285696	430422;0;0	T44N	R18W	24, 25

SR 118	CMC285697	430423;0;0	T44N	R18W	25

SR 119	CMC285698	430424;0;0	T44N	R18W	24, 25

SR 120	CMC285699	430425;0;0	T44N	R18W	25

SR 121	CMC285700	430426;0;0	T44N	R18W	24, 25

SR 122	CMC285701	430427;0;0	T44N	R18W	25

SR 123	CMC285702	430428;0;0	T44N	R18W	24, 25

SR 124	CMC285703	430429;0;0	T44N	R18W	25

SR 125	CMC285704	430430;0;0	T44N	R18W	24, 25

SR 126	CMC285705	430431;0;0	T44N	R18W	25

SR 127	CMC285706	430432;0;0	T44N	R18W	24

SR 128	CMC285707	430433;0;0	T44N	R18W	24

SR 129	CMC285708	430434;0;0	T44N	R18W	24

SR 130	CMC285709	430435;0;0	T44N	R18W	24

SR 131	CMC285710	430436;0;0	T44N	R18W	24

D-8

Pursuant to the lease with URenergy, LLC to UEC dated May 23, 2012 and effective November 30, 2011, the following leased mining claims comprising a portion of the Slick Rock Property are located in San Miguel County, Colorado:

Claim Name	BLM #	County Ref #	Township Range		Section
MCT 1	CMC282313	420564	T44N	R18W	21, 22

MCT 2	CMC282314	420565	T44N	R18W	21, 22

MCT 3	CMC282315	420566	T44N	R18W	21, 22

MCT 4	CMC282316	420567	T44N	R18W	21, 22

MCI 5	CMC282317	420568	T44N	R18W	21, 22

MCT 6	CMC282318	420569	T44N	R18W	21, 22

MCT 7	CMC282319	420570	T44N	R18W	21, 22

MCT 8	CMC282320	420571	T44N	R18W	21, 22

MCT 9	CMC282321	420572	T44N	R18W	21, 22

MCT 10	CMC282322	420573	T44N	R18W	21, 22

MCT 11	CMC282323	420574	T44N	R18W	21, 22

MCT 12	CMC282324	420575	T44N	R18W	21, 22

MCT 13	CMC282325	420576	T44N	R18W	21, 22

MCT 14	CMC282326	420577	T44N	R18W	21, 22

MCT 15	CMC282327	420578	144N	R18W	21, 22

MCI 16	CMC282328	420579	T44N	R18W	21, 22

MCT 17	CMC282329	420580	T44N	R18W	21, 22

MCT 18	CMC282330	420581	T44N	R18W	21, 22

MCI 19	CMC282331	420582	T44N	R18W	21, 22

MCT 20	CMC282332	420583	T44N	R18W	21, 22

MCT 21	CMC282333	420584	T44N	R18W	21, 22

MCT 22	CMC282334	420585	T44N	R18W	21, 22

MCT 23	CMC282335	420586	T44N	R18W	21, 22

MCT 24	CMC282336	420587	T44N	R18W	21, 22

MCT 25	CMC282337	420588	T44N	R18W	21, 22

MCT 26	CMC282338	420589	T44N	R18W	21, 22

D-9

Claim Name	BLM #	County Ref #	Township Range		Section
MCT 27	CMC282339	420590	T44N	R18W	21, 22

MCT 28	CMC282340	420591	T44N	R18W	21, 22

MCT 29	CMC282341	424592	T44N	R18W	21, 22

MCT 30	CMC282342	420593	T44N	R18W	21, 22

MCT 31	CMC282343	420594	T44N	R18W	21, 22

MCT 32	CMC282344	420595	T44N	R18W	21, 22

MCT 33	CMC282345	420562	T44N	R18W	21, 22

MCT 34	CMC282346	420563	T44N	R18W	21, 22

MCT 35	CMC256458	380536	T44N	R18W	22, 23

MCT 36	CMC256459	380537	T44N	R18W	22, 23

MCT 37	CMC256460	380538	T44N	R18W	23

MCT 38	CMC255837	379995	T44N	R18W	23

MCT 39	CMC255838	379996	T44N	R18W	23

MCT 40	CMC255839	379997	T44N	R18W	22, 23

MCT 41	CMC255840	379998	T44N	R18W	22

MCT 42	CMC255841	379999	T44N	R18W	22

MCT 43	CMC255842	380000	T44N	R18W	22

MCT 44	CMC255843	380001	T44N	R18W	15, 22

MCT 45	CMC255844	380002	T44N	R18W	18, 22

MCT 46	CMC255845	380003	T44N	R18W	22

MCT 47	CMC255846	380004	T44N	R18W	15, 22

MCT 48	CMC255847	380005	T44N	R18W	22

MCT 49	CMC255848	380006	T44N	R18W	15, 22

MCT 50	CMC255849	380007	T44N	R18W	22

MCT 51	CMC255850	380008	T44N	R18W	15, 22

MCT 52	CMC255851	380009	T44N	R18W	22

MCT 53	CMC255852	380010	T44N	R18W	15, 22

MCT 54	CMC255853	380011	T44N	R18W	22

MCT 55	CMC255854	380012	T44N	R18W	15, 16, 21, 22

MCT 56	CMC255855	380013	T44N	R18W	21, 22

D-10

Claim Name	BLM #	County Ref #	Township Range		Section
TAN 1	CMC282347	420541	T44N	R18W	22, 23, 26

TAN 2	CMC282348	420542	T44N	R18W	26

TAN 3	CMC282349	420543	T44N	R18W	23, 26

TAN 4	CMC282350	420544	T44N	R18W	26

TAN 5	CMC282351	420545	T44N	R18W	23,26

TAN 6	CMC282352	420546	T44N	R18W	26

TAN 7	CMC282353	420547	T44N	R18W	23,26

TAN 8	CMC282354	420548	T44N	R18W	26

TAN 9	CMC282355	420549	T44N	R18W	23,26

TAN 10	CMC282356	420550	T44N	R18W	26

TAN 11	CMC282357	420551	T44N	R18W	23,26

TAN 12	CMC282358	420552	T44N	R18W	26

TAN 13	CMC282359	420553	T44N	R18W	23,26

TAN 14	CMC282360	420554	T44N	R18W	26

TAN 15	CMC282361	420555	T44N	R18W	25,26

TAN 16	CMC282362	420556	T44N	R18W	26

TAN 17	CMC282363	420557	T44N	R18W	23

TAN 18	CMC282364	420558	T44N	R18W	26

TAN 19	CMC282365	420559	T44N	R18W	23, 24, 25, 26

TAN 20	CMC282366	420560	T44N	R18W	25,26

TAN 21	CMC282367	420561	T44N	R18W	23

TAN 63	CMC282368	420596	T44N	R18W	29

TAN 64	CMC282369	420597	T44N	R18W	29

TAN 65	CMC282370	420598	T44N	R18W	29,32

TAN 66	CMC282371	420599	T44N	R18W	29,32

TAN 67	CMC282372	420600	T44N	R18W	32

TAN 68	CMC282373	420601	T44N	R18W	32

D-11

Pursuant to the lease with URenergy, LLC to UEC dated May 23, 2012 and effective November 30, 2011, the following leased mining claims comprising a portion of the Slick Rock Property are located in Montrose County, Colorado:

Claim Name	BLM #	County Ref #	Township Range	Section
BJT 11	CMC279539	822072	R16W	7

BJT 12	CMC279540	822073	R16W	7, 18

BJT 13	CMC279541	822074	R16W	7

BJT 14	CMC279542	822075	R16W	7, 18

BJT 15	CMC279543	822076	R16W	7

BJT 16	CMC279544	822077	R16W	7, 18

BJT 17	CMC279545	822078	R16W	7

BJT 18	CMC279546	822079	R16W	7, 18

BJT 19	CMC279547	822080	R16W	7

BJT 20	CMC279548	822081	R16W	7, 18

BJT 21	CMC279549	822082	R16W	7

BJT 22	CMC279550	822083	R16W	7, 18

BJT 23	CMC279551	822084	R16W	6, 7

EVA 11	CMC278741	819463	R17W	2/35

EVA 12	CMC278742	819464	R17W	2/35

EVA 13	CMC278743	819465	R17W	2/35

EVA 14	CMC278744	819466	R17W	35

EVA 15	CMC278745	819467	R17W	35

EVA 16	CMC278746	819468	R17W	35

EVA 17	CMC278747	819469	R17W	35

D-12

SCHEDULE "E"

WORKMAN CREEK PROPERTY

The following mining claims comprising the Workman Creek are located in Gila Salt River Meridian, Gila County, Arizona:

Claim Name	BLM #	County Ref #	Township Range		Section
Bak 1	AMC403601	2010-013872	6N	14E	20

Bak 2	AMC403602	2010-013873	6N	14E	20

Bak 3	AMC403603	2010-013874	6N	14E	20

Bak 4	AMC403604	2010-013875	6N	14E	20

Bak 5	AMC403605	2010-013876	6N	14E	20

Bak 6	AMC403606	2010-013877	6N	14E	29

Bak 7	AMC403607	2010-013878	6N	14E	29

Bak 8	AMC403608	2010-013879	6N	14E	29

Bak 9	AMC403609	2010-013880	6N	14E	29

Bak 10	AMC403610	2010-013881	6N	14E	20

CS 1	AMC407697	2012-006602	6N	14E	19

CS 2	AMC407698	2012-006603	6N	14E	19

CS 3	AMC407699	2012-006604	6N	14E	19

CS 4	AMC407700	2012-006605	6N	14E	19, 20

CS 5	AMC407701	2012-006606	6N	14E	20

CS 6	AMC407702	2012-006607	6N	14E	20

CS 7	AMC407703	2012-006608	6N	14E	20

CS 8	AMC407704	2012-006609	6N	14E	20

CS 9	AMC407705	2012-006610	6N	14E	20

CS 10	AMC407706	2012-006611	6N	14E	20

E-1

CS 11	AMC407707	2012-006612	6N	14E	20

CS 12	AMC407708	2012-006613	6N	14E	20

CS 13	AMC407709	2012-006614	6N	14E	19, 20

CS 14	AMC407710	2012-006615	6N	14E	19

CS 15	AMC407711	2012-006616	6N	14E	19

CS 16	AMC407712	2012-006617	6N	14E	19

CS 17	AMC407713	2012-006618	6N	14E	19

CS 18	AMC407714	2012-006619	6N	14E	19

CS 19	AMC407715	2012-006620	6N	14E	19, 20

CS 20	AMC407716	2012-006621	6N	14E	20

CS 21	AMC407717	2012-006622	6N	14E	20

CS 22	AMC407718	2012-006623	6N	14E	20

CS 23	AMC407719	2012-006624	6N	14E	20

CS 24	AMC407720	2012-006625	6N	14E	20, 29

CS 25	AMC407721	2012-006626	6N	14E	20, 29

CS 26	AMC407722	2012-006627	6N	14E	20, 29

CS 27	AMC407723	2012-006628	6N	14E	18

CS 28	AMC407724	2012-006629	6N	14E	18

CS 29	AMC407725	2012-006630	6N	14E	18

CS 30	AMC407726	2012-006631	6N	14E	18

CS 31	AMC407727	2012-006632	6N	14E	19

Oak 1	AMC403611	2010-013862	5N	14E	28

Oak 2	AMC403612	2010-013863	5N	14E	28

Oak 3	AMC403613	2010-013864	5N	14E	28

Oak 4	AMC403614	2010-013865	5N	14E	27

E-2

Oak 5	AMC403615	2010-013866	5N	14E	27

Oak 6	AMC403616	2010-013867	5N	14E	27

Oak 7	AMC403617	2010-013868	5N	14E	27

Oak 8	AMC403618	2010-013869	5N	14E	27

Oak 9	AMC403619	2010-013870	5N	14E	28

Oak 10	AMC403620	2010-013871	5N	14E	28

Pen 1	AMC403621	2010-013882	7N	14E	2, 11

Pen 2	AMC403622	2010-013883	7N	14E	2, 1, 11, 12

Pen 3	AMC403623	2010-013884	7N	14E	1, 12

Pen 4	AMC403624	2010-013885	7N	14E	1, 12

Pen 5	AMC403625	2010-013886	7N	14E	1, 12

Pen 6	AMC403626	2010-013887	7N	14E	1, 12

Pen 7	AMC403627	2010-013888	7N	14E	1, 12

Pen 9	AMC403628	2010-013889	7N	14E	1, 12

Pen 10	AMC403629	2010-013890	7N	14E	12

Pen 11	AMC403630	2010-013891	7N	14E	12

Pen 12	AMC403631	2010-013892	7N	14E	12

Pen 13	AMC403632	2010-013893	7N	14E	12

Pen 14	AMC403633	2012-006599	7N	14E	12

Pen 15	AMC403634	2010-013895	7N	14E	12

Pen 16	AMC403635	2010-013896	7N	14E	11, 12

Pen 17	AMC403636	2010-013897	7N	14E	12

Pen 18	AMC403637	2010-013898	7N	14E	12

Pen 19	AMC403638	2010-013899	7N	14E	12

Pen 20	AMC403639	2010-013900	7N	14E	12

E-3

Pen 21	AMC403640	2010-013901	7N	14E	12

Pen 22	AMC403641	2010-013902	7N	14E	12

Pen 23	AMC403642	2010-013903	7N	14E	12

Pen 24	AMC403643	2010-013904	7N	14E	12

Pen 25	AMC403644	2010-013905	7N	14E	12

Pen 26	AMC403645	2010-013906	7N	14E	12

Pen 27	AMC403646	2010-013907	7N	14E	12

Pen 28	AMC403647	2010-013908	7N	14E	12

Pen 29	AMC403648	2010-013909	7N	14E	12

Pen 30	AMC403649	2010-013910	7N	14E	11, 12

Pen 31	AMC403650	2010-013911	7N	14E	11

Pen 32	AMC403651	2010-013912	7N	14E	11, 14

Pen 33	AMC403652	2010-013913	7N	14E	11, 14, 12, 13

Pen 34	AMC403653	2010-013914	7N	14E	12, 13

Pen 35	AMC403654	2010-013915	7N	14E	12, 13

Pen 36	AMC403655	2010-013916	7N	14E	12, 13

Pen 37	AMC403656	2011-009766	7N	14E	12, 13

Pen 38	AMC403657	2010-013918	7N	14E	12, 13

RC 10	AMC394981	2012-006600	6N	14E	17

RC 11	AMC394982	2008-013501	6N	14E	17

RC 12	AMC394983	2008-013502	6N	14E	17

RC 13	AMC394984	2008-013503	6N	14E	17

RC 14	AMC394985	2008-013504	6N	14E	17

RC 15	AMC394986	2008-013505	6N	14E	18

RC 16	AMC394987	2008-013506	6N	14E	18

E-4

RC 17	AMC394988	2008-013507	6N	14E	18

RC 18	AMC394989	2012-006601	6N	14E	18

RC 19	AMC394990	2008-013509	6N	14E	18

RC 20	AMC394991	2008-013510	6N	14E	18

RC 21	AMC394992	2008-013511	6N	14E	17

RC 22	AMC394993	2008-013512	6N	14E	17

RC 23	AMC394994	2008-013513	6N	14E	17

RC 24	AMC394995	2008-013517	6N	14E	17

WC 62	AMC414006	2012-001455	6N	14E	18, 19

WC 63	AMC414007	2012-001456	6N	14E	19

WC 64	AMC414008	2012-001457	6N	14E	19

WC 65	AMC414009	2012-001458	6N	14E	19, 20, 29

WC 66	AMC416412	2012-006047	T6N	R14E	18, 19

WC 67	AMC416413	2012-006048	T6N	R14E	18, 19

WC 68	AMC416414	2012-006049	T6N	R14E	18, 19

WC 69	AMC416415	2012-006050	T6N	R13E	24

WC 70	AMC416416	2012-006051	T6N	R13E	24

WC 71	AMC416417	2012-006052	T6N	R13/14E	24/19

WC 72	AMC416418	2012-006053	T6N	R13/14E	24/19

WC 73	AMC416419	2012-006054	T6N	R14E	19

WC 74	AMC416420	2012-006055	T6N	R14E	19

WC 75	AMC416421	2012-006056	T6N	R14E	19

WC 76	AMC416422	2012-006057	T6N	R14E	19

WC 77	AMC416423	2012-006058	T6N	R14E	19

WC 78	AMC416424	2012-006059	T6N	R14E	19

E-5

WC 79	AMC416425	2012-006060	T6N	R14E	19

WC 80	AMC416426	2012-006061	T6N	R14E	19

WC 81	AMC416427	2012-006062	T6N	R14E	19

WC 82	AMC416428	2012-006063	T6N	R14E	19

WC 83	AMC416429	2012-006064	T6N	R14E	19, 30

WC 84	AMC416430	2012-006065	T6N	R14E	19

WC 85	AMC416431	2012-006066	T6N	R14E	19, 30

WC 86	AMC416432	2012-006067	T6N	R14E	19

WC 87	AMC416433	2012-006068	T6N	R14E	19, 30

WC 88	AMC416434	2012-006069	T6N	R14E	19

WC 89	AMC416435	2012-006070	T6N	R14E	19, 30

WC 90	AMC416436	2012-006071	T6N	R14E	19

WC 91	AMC416437	2012-006072	T6N	R14E	19, 30

WC 92	AMC416438	2012-006073	T6N	R14E	19, 30

WC 93	AMC416439	2012-006074	T6N	R14E	19, 30

WC 94	AMC416440	2012-006075	T6N	R14E	19, 30

WC 95	AMC416441	2012-006076	T6N	R14E	19, 20, 29, 30

WC 96	AMC416442	2012-006077	T6N	R13/14E	25/30

WC 97	AMC416443	2012-006078	T6N	R14E	25/30

WC 98	AMC416444	2012-006079	T6N	R14E	30

WC 99	AMC416445	2012-006080	T6N	R14E	30

WC 100	AMC416446	2012-006081	T6N	R14E	30

WC 101	AMC416447	2012-006082	T6N	R14E	30

WC 102	AMC416448	2012-006083	T6N	R14E	30

WC 103	AMC416449	2012-006084	T6N	R14E	30

E-6

WC 104	AMC416450	2012-006085	T6N	R14E	30

WC 105	AMC416451	2012-006086	T6N	R14E	30

WC 106	AMC416452	2012-006087	T6N	R14E	30

WC 107	AMC416453	2012-006088	T6N	R14E	30

WC 108	AMC416454	2012-006089	T6N	R14E	30

WC 109	AMC416455	2012-006090	T6N	R14E	30

WC 110	AMC416456	2012-006091	T6N	R14E	30

WC 111	AMC416457	2012-006092	T6N	R14E	30

WC 112	AMC416458	2012-006093	T6N	R14E	30

WC 113	AMC416459	2012-006094	T6N	R14E	30

WC 114	AMC416460	2012-006095	T6N	R14E	29, 30

WC 115	AMC416461	2012-006096	T6N	R14E	29, 30

WC 116	AMC416462	2012-006097	T6N	R14E	29

WC 117	AMC416463	2012-006098	T6N	R14E	29

WC 118	AMC416464	2012-006099	T6N	R14E	29

WC 119	AMC416465	2012-006100	T6N	R14E	29

WC 120	AMC416466	2012-006101	T6N	R14E	29

WC 121	AMC416467	2012-006102	T6N	R14E	29

WC 122	AMC416468	2012-006103	T6N	R14E	29

WC 123	AMC416469	2012-006104	T6N	R14E	29

WC 124	AMC416470	2012-006105	T6N	R14E	29

WC 125	AMC416471	2012-006106	T6N	R14E	30, 31

WC 126	AMC416472	2012-006107	T6N	R14E	31

WC 127	AMC416473	2012-006108	T6N	R14E	30, 31

WC 128	AMC416474	2012-006109	T6N	R14E	31

E-7

WC 129	AMC416475	2012-006110	T6N	R14E	30, 31

WC 130	AMC416476	2012-006111	T6N	R14E	31

WC 131	AMC416477	2012-006112	T6N	R14E	30, 31

WC 132	AMC416478	2012-006113	T6N	R14E	31

WC 133	AMC416479	2012-006114	T6N	R14E	30, 31

WC 134	AMC416480	2012-006115	T6N	R14E	31

WC 135	AMC416481	2012-006116	T6N	R14E	30, 31

WC 136	AMC416482	2012-006117	T6N	R14E	31

WC 137	AMC416483	2012-006118	T6N	R14E	30, 31

WC 138	AMC416484	2012-006119	T6N	R14E	31

WC 139	AMC416485	2012-006120	T6N	R14E	30, 31

WC 140	AMC416486	2012-006121	T6N	R14E	31

WC 141	AMC416487	2012-006122	T6N	R14E	29, 30, 31, 32

WC 142	AMC416488	2012-006123	T6N	R14E	31, 32

WC 143	AMC416489	2012-006124	T6N	R14E	29, 32

WC 144	AMC416490	2012-006125	T6N	R14E	32

WC 145	AMC416491	2012-006126	T6N	R14E	29, 32

WC 146	AMC416492	2012-006127	T6N	R14E	32

WC 147	AMC416493	2012-006128	T6N	R14E	29, 32

WC 148	AMC416494	2012-006129	T6N	R14E	32

WC 149	AMC416495	2012-006130	T6N	R14E	29, 32

WC 150	AMC416496	2012-006131	T6N	R14E	32

WC 151	AMC416497	2012-006132	T6N	R14E	29, 32

WC 152	AMC416498	2012-006133	T6N	R14E	31, 32

WC 153	AMC416499	2012-006134	T6N	R14E	32

WC 154	AMC416500	2012-006135	T6N	R14E	32

WC 155	AMC416501	2012-006136	T6N	R14E	32

WC 156	AMC416502	2012-006137	T6N	R14E	19

E-8

SCHEDULE "F"

FORM OF ROYALTY

ROYALTY AGREEMENT

● PROJECT

THIS AGREEMENT is made as of the ● day of July, 2018 (the "Effective Date")

AMONG

URANIUM ROYALTY CORP., a corporation duly organized under the laws of Canada

(the "Holder");

AND

●, a corporation duly organized and existing under the laws of ●

(the "Owner");

AND

URANIUM ENERGY CORP., a corporation duly organized under the laws of the State of Nevada

(the "Parent")

WHEREAS

A.	Pursuant to a Royalty Purchase Agreement dated July ●, 2018 between the Holder and the Parent (the "Purchase Agreement"), the Parent agreed to create and grant, and cause the Owner to create and grant to the Holder, a net smelter returns royalty in respect of the Property; and

B.	The Owner wishes to create and grant to the Holder a net smelter returns royalty in respect of the Property on the terms set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties covenant and agree as follows:

F-1

Article 1.
INTERPRETATION

1.01 Defined Terms. Unless otherwise defined, all capitalized terms shall have the following meanings.

(a)	"affiliate" means as to any Person, any other Person which, directly or indirectly, Controls, is Controlled by, or is under common Control with, such Person;

(b)	"Agreement" means this agreement and all amendments, restatements or replacements made hereto by written agreement between the Parties;

(c)	"Business Day" means any calendar day other than a Saturday or Sunday or any day that is a statutory holiday in Vancouver, British Columbia;

(d)	"Claims" has the meaning ascribed thereto in Section 4.06(b);

(e)	"Control" means:

(i)	when applied to the relationship between a Person and a corporation, the beneficial ownership by such Person at the relevant time of shares of such corporation carrying more than fifty percent (50%) of the voting rights ordinarily exercisable at meetings of shareholders of such corporation or carrying sufficient rights to elect a majority of the directors of such corporation or the ability of such Person to elect or appoint a majority of the directors or influence the voting of a majority of the directors through contract, understanding or other arrangement; and

(ii)	when applied to the relationship between a Person and a partnership or joint venture, the beneficial ownership by such Person at the relevant time of more than 50% of the ownership interests of the partnership or joint venture in circumstances where it can reasonably be expected that such Person directs the affairs of the partnership or joint venture;

and the words "Controlled by", "Controlling" and similar words have corresponding meanings; provided that a Person (the "first-mentioned Person") who Controls a corporation, partnership or joint venture (the "second-mentioned Person") shall be deemed to Control: (i) a corporation, partnership or a joint venture (the "third-mentioned Person") which is Controlled by the second-mentioned Person, (ii) a corporation, partnership or joint venture which is controlled by the third-mentioned Person, and (iii) so on;

(f)	"GAAP" means United States generally accepted accounting principles;

(g)	"Governmental Authority" means any multinational, federal, provincial, state, regional, municipal, local or other government or any governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau ministry or agency, domestic or foreign, any subdivision, agent, commission, board or authority of any of the foregoing and any quasi- governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

F-2

(h)	"Gross Value" means:

(i)	in the case of any sales of Minerals by the Owner to any Person other than its affiliates or any other Person not dealing at arm’s length with the Owner the proceeds of sale of such Minerals received by the Owner or its affiliates from the sale of Minerals to a smelter, refiner, processor, purchaser or any other recipient of such production; and

(ii)	in the case of any sales of Minerals by the Owner to any of its affiliates or any other Person not dealing at arm’s length with the Owner, the applicable number of pounds of Minerals multiplied by the Market Value of such Minerals.

(i)	"Hedging Transactions" means any sales or dispositions of Minerals by the Owner in any commodity futures trading, option trading, metals trading, or sales or dispositions of Minerals for other than spot prices (including forward, pre-paid or long term selling transactions) or any combination thereof, and any other hedging transactions;

(j)	"Holder" has the meaning given to it in the preamble;

(k)	"Interest" has the meaning given to it in Section 2.02(e);

(l)	"Market Value" means

(i)	in the case of uranium oxide, the arithmetic average of the value in United States dollars per pound of uranium oxide published at month-end in The UX Weekly by the UX Consulting Company LLC ("UxC"), or its successor for the UxC price indicator entitled "Mth-End U3O8 Spot"; and

(ii)	in the case of any other Minerals or where the pricing in (i) above is no longer published, the price per pound of such product utilizing the generally accepted industry publication or other industry standard in the United States for establishing the average per pound spot price of any such Mineral and, if no such price is available, such average price per pound reflecting arm's length industry terms for the sale of such Minerals that the Parties agree to acting in good faith and reasonably (in the event that the Parties cannot agree as such, then such price shall be fully and finally determined by arbitration pursuant to Section 4.13, which determination shall be final and conclusive between the Parties).

(m)	"Minerals" means all marketable naturally occurring uranium, uranium oxide, uranium concentrates or any uranium or uranium oxide bearing material or by-products in whatever form or state (including uranium bearing ores in a raw state, leachate, pregnant slurries or mine waters) that is mined, extracted, removed, produced or otherwise recovered from the Property, in any form whatsoever, or any other beneficiated or derivative products thereof and including any such uranium, uranium oxide or uranium concentrate bearing materials or products derived from any processing or reprocessing of any tailings, waste rock, spoiled leach materials or other waste products or materials originally derived from the Property or any lands pooled or unitized therewith;

F-3

(n)	"Net Smelter Returns" means the actual aggregate Gross Value, directly or indirectly, received by or payable to the Owner and/or its affiliates from the sale or other disposition of Minerals (including insurance proceeds) or, if the account of the Owner at a Processor is credited with Minerals processed by the Processor, the Gross Value of Minerals so credited to the Owner calculated on the basis of the aggregate quantity of such Minerals so credited during the relevant time period, less the following specified expenses calculated on a per pound basis:

(i)	all non-refundable direct sales taxes, use taxes, gross receipts taxes and severance taxes, payable by the Owner, that are based directly upon, and assessed against, the value or quantity of Minerals produced, sold or otherwise disposed of from the Property; but excluding any and all taxes based upon the net or gross income of the Owner or other operator of the Property, the value of the Property or the privilege of doing business, and other taxes assessed on a similar basis; and

(ii)	all transportation costs, including related insurance costs, for transportation of Minerals from the Property to a Processor or to the point of sale, and all direct charges and/or costs charged by any smelter, refiner, mint and/or other Processor of the Minerals, including penalties, if any (provided such charges, costs and/or penalties have not been previously deducted by the Processor). Provided, however, that if the smelting, refining, minting and/or further processing is carried out at facilities owned or controlled, in whole or in part, by the Owner or its affiliates or any other Person not dealing at arm’s length with the Owner, then the charges and costs for such smelting, refining, minting and/or further processing of such Minerals shall be the lesser of (A) the charges and other costs the Owner would have incurred if such smelting, refining, minting and/or further processing was carried out at facilities that are not owned or controlled by the Owner or its affiliates and that are offering comparable services for comparable products, and (B) the actual charges and costs incurred by the Owner with respect to such smelting, refining, minting and/or further processing;

(o)	"Notice" has the meaning given to it in Section 4.14;

(p)	"Owner" has the meaning given to it in the preamble;

(q)	"Parent" has the meaning given to it in the preamble;

(r)	"Parties" and "Party" have the respective meanings given to them in the recitals;

F-4

(s)	"Person" includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate group, body corporate, corporation, unincorporated association or organization, Governmental Authority, syndicate or other entity, whether or not having legal status;

(t)	"Place of Delivery" means the place directed by the Holder to the Owner in writing;

(u)	"Prime" means on any day, the rate of interest expressed as a rate per annum, that The Bank of Nova Scotia establishes at its head office in Toronto, Ontario, as the reference rate of interest that it will charge on that day for U.S. dollar demand loans to its most credit worthy customers in Canada and which it at present refers to as its prime rate;

(v)	"Processor" means collectively any third-party mill, smelter, refinery or other processor of the Minerals which processes any Minerals to the final product stage before sale or other disposition by or for the account of the Owner;

(w)	"Property" means the mining claims and lease interests listed in Schedule A to this Agreement and any other claims, mineral rights, leases, fee lands, exploration and prospecting permits, tenures and other mineral or property interests of the Owner or any of its or the Parent's affiliates or purchased, acquired or otherwise obtained by the Owner or any of its or the Parent's affiliates after the date hereof, within the outside boundaries of any part of the Property as they exist on the date of this Agreement, as set out in Schedule B and, in each case, together with any present or future renewal, extension, modification, relocation, substitution, amalgamation, replacement, succession, conversion, concession, demise to lease, renaming or variation of any such claims, mineral rights, leases, fee lands, exploration and prospecting permits, tenures or other mineral or property interests or additional acquired interests (whether granting or conferring the same, similar or any greater rights and whether extending over the same or a greater or lesser domain);

(x)	"Purchase Agreement" has the meaning given to it in the preamble; and

(y)	"Royalty" has the meaning given to it in Section 2.01.

Section 1.02   Rules of Interpretation

(a)	Currency. Unless otherwise specified, all references to money amounts are to the lawful currency of the United States of America. If the Owner or any of its affiliates receives payment for the sale of Minerals in a currency other than U.S. Dollars, then such payments shall be converted into U.S. Dollars on the date of receipt of such payment using the United States Federal Reserve Board exchange rate for such other currency on such day.

(b)	Accounting Principles. All calculations under this Agreement shall be made in accordance with GAAP, as the same may be in effect from time to time.

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(c)	Headings and Schedules. Headings of Sections are inserted for convenience of reference only and do not affect the construction or interpretation of this Agreement.

(d)	Including. Where the word "including" or "includes" is used in this Agreement, it means "including (or includes) without limitation".

(e)	No Strict Construction. The language used in this Agreement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(f)	Number and Gender. Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

(g)	Severability. If, in any jurisdiction, any provision of this Agreement or its application to any Party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other Party or circumstances.

Article 2.
ROYALTY

Section 2.01   Royalty.  The Owner hereby irrevocably grants, sells, assigns, transfers, conveys and agrees to pay to the Holder a royalty (the "Royalty") on the Property equal to one percent (1.0%) of the Net Smelter Returns. The Owner and the Holder expressly acknowledge and agree that the grant, sale, transfer and conveyance of the Royalty is effective as of the date of this Agreement and is intended to run with and bind the Property and the interest of the Owner to the Property and shall be binding upon the successors and assigns of the Owner and all successors of the Owner in title to the Property.

Section 2.02   Time and Manner of Royalty Payments.

(a)	Payment of the Royalty shall be calculated and paid for each fiscal quarter of each calendar year during the term of this Agreement (each, a "quarter") (i.e., each succeeding three-month period of a calendar year, the first quarter commencing on January 1st), commencing with the quarter (or the remainder of the quarter) in which the date of this Agreement falls. The Royalty for each quarter shall be paid by certified cheque, bank draft or wire transfer (in the sole and absolute discretion of the Holder) in United States dollars, on or before the day that is thirty (30) days after the last day of each quarter. Any adjustment to the determination of any Royalty payment shall be made on the next scheduled Royalty payment. All such Royalty and adjustment payments shall be delivered to the Holder at the Place of Delivery, in such manner as specified in writing by the Holder.

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(b)	At least sixty (60) days prior to commencing any mining of the Property and concurrently with the release of any annual report by the Owner, the Owner shall deliver to the Holder a reasonably detailed and reasoned estimate specific to the Property of the mineral resources and/or proven and probable reserves of Minerals on, in or under the Property.

(c)	At the time each Royalty payment is paid to the Holder, the Owner shall prepare and deliver to the Holder a statement setting out in reasonable detail the manner in which such Royalty payment was calculated, including: (i) the type and quantities of Minerals sold or otherwise disposed of by the Owner and/or its affiliates with respect to such quarter or the amount of Minerals produced and credited to the account of the Owner for such quarter, as the case may be: (ii) the quantities of Minerals to which such Royalty payment is applicable: (iii) the calculation of the applicable Net Smelter Returns, including specific details of any allowable deductions from the Gross Value set forth under the definition of "Net Smelter Returns" herein on an itemized basis; (iv) the calculation of Interest accrued on such Royalty payment, if any; (v) in the event of any commingling as contemplated in Section 2.03, a detailed summary of the determination by the Owner of the quantity of Minerals commingled in accordance with Section 2.03 and subject to the Royalty; and (vi) in the case of any Minerals in the form of ores mined and stockpiled but not sold or processed by the Owner during the previous quarter, the tonnage and location of such Minerals so stockpiled.

(d)	Notwithstanding any other provision in this Agreement, the Owner shall not be obligated to make any Royalty payment before the Owner has received possession of or been credited with Minerals, or been credited with the sale or other disposition of Minerals (but, for the avoidance of doubt, shall be obligated to make such payment upon being credited with the sale or other disposition of Minerals, whether the Owner is in receipt of payment or not).

(e)	The Holder may object in writing to any statement or Royalty payment amount within twelve (12) months of the receipt by the Holder of the relevant and complete statement in respect of such Royalty payment in accordance with Section 2.02(c). If it is determined by written agreement of the Parties or by arbitration that any Royalty payment has not been properly paid in full as provided in this Agreement, the Owner shall pay interest on the delinquent payment at a rate of Prime plus 5% per annum ("Interest"), commencing on the date on which such delinquent payment was properly due and continuing until the date on which the Holder receives payment in full of such delinquent payment and all accrued interest on such delinquent payment. For the purposes of this Section 2.02(e), Prime shall be determined as of the date on which such delinquent payment was properly due.

(f)	If it is determined by agreement of the Parties or by arbitration that any Royalty payment was overpaid, or that no Royalty was payable at the relevant time, then the Owner shall be entitled to offset such amount against the next Royalty payment.

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(g)	All Royalty payments, including Interest, if any, will be made subject to withholding or deduction in respect of the Royalty for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied on such Royalty payment by or on behalf of any Governmental Authority having power and jurisdiction to tax and for which the Owner is obligated in law to withhold or deduct and remit to such Governmental Authority. The Owner shall set out in the statement referred to in Section 2.02(c) any amount so withheld.

(h)	All tailings, waste rock or other waste products resulting from the mining, milling or other processing of ores derived from the Property from and after the date of this Agreement shall be the sole and exclusive property and responsibility of the Owner, but shall be subject, at all times, to the Royalty and the terms of this Agreement, including the provisions in respect of commingling, if such tailings, waste rock or other waste products are processed in the future resulting in the production of Minerals from such tailings, waste rock or other waste products.

(i)	For the purposes of the calculation of the Royalty in respect of any Hedging Transaction, the Gross Value shall be deemed to be the number of pounds of minerals underlying such Hedging Transaction multiplied by the Market Value and shall not be calculated based on the actual proceeds received from such Hedging Transactions.

Section 2.03   Commingling.

(a)	The Owner shall be entitled to commingle Minerals from the Property and from any other properties owned or leased by the Owner, during the stockpiling, milling (concentrating), smelting, refining, minting or further processing of Minerals produced from the Property, but, for the avoidance of doubt, not at any time prior to or during the mining phase of production.

(b)	Before any Minerals are commingled with ores or minerals from any other properties, including stockpiling, the Minerals shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal and other appropriate content. Representative samples of the Minerals shall be retained by the Owner and assays (including penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine metal, mineral, water and other appropriate content of the Minerals. From this information, the Owner shall determine the quantity of the Minerals subject to the Royalty notwithstanding that the Minerals have been commingled with ores or minerals from other properties. Twelve (12) months after the expiration of the period of objection described in 2.02(e) above, the Owner may dispose of the materials and data required to be produced and kept by this Section 2.03(b).

Section 2.04   Hedging Transactions. All profits, losses and expenses resulting from any Hedging Transaction are specifically excluded from calculations of Royalty payments pursuant to this Agreement. All Hedging Transactions shall be for the Owner's sole account and shall not affect the calculation and payment to the Holder of the Royalty payment, which shall be calculated and paid in accordance with Section 2.02 above.

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Section 2.05   Stockpiling. The Owner or operator shall be entitled to stockpile, store or place ores of mined rock containing Minerals produced from the Property in any locations owned, leased or otherwise controlled by the Owner or its affiliates or the Processor on or off the Property; provided, however, that the same are appropriately identified as to ownership and origin and secured from loss, theft, tampering and contamination.

Section 2.06   Books, Records and Inspections.

(a)	The Owner shall keep true, complete and accurate books and records of all of its operations and activities with respect to the Property, including the mining of Minerals from the Property and the mining, treatment, processing, refining and transportation of Minerals, prepared in accordance with GAAP. Subject to complying with the confidentiality provisions in Article 3, the Holder and/or its authorized representatives shall be entitled, upon delivery of ten (10) days' advance notice, and during the normal business hours of the Owner, to perform audits or other reviews and examinations of the Owner's books and records relevant to the calculation and payment of the Royalty pursuant to this Agreement no more than twice per calendar year to confirm compliance with the terms of this Agreement, including calculations of Net Smelter Returns. Without limiting the generality of the foregoing, the Holder shall have the right to audit all invoices and other records relating to the transportation of Minerals from the Property to any mill, refinery or other Processor at which Minerals from the Property may be milled, smelted, concentrated, refined or otherwise treated or processed, and relating to the transportation of Minerals in the form of concentrates, doré, slag or other waste products from any mill at which Minerals from the Property may be milled, to a Processor. The Holder shall diligently complete any audit or other examination permitted under this Section 2.06. All expenses of any audit or other examination permitted under this Section 2.06 shall be paid by the Holder, unless the results of such audit or other examination permitted under this Agreement disclose a deficiency in respect of any Royalty payments paid to the Holder in respect of the period being audited or examined in an amount greater than 5% of the amount of the Royalty properly payable with respect to such period, in which event all expenses of such audit or other examination shall be paid by the Owner.

(b)	In performing such audit, the Holder and/or its agents shall have reasonable access to all sampling, assay, weighing, and production records, including all mining, stockpile and milling records of the Owner relating to the Property and any Minerals derived from the Property (and the Holder shall be allowed to make notes or photocopies), all of which such records shall be kept and retained by the Owner or operator of the Property in accordance with sound mining and metallurgical practices for the period of retention set out in Section 2.03(b).

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Section 2.07   Monitoring. Subject at all times to the workplace rules and supervision of the Owner and provided any rights of access do not interfere with any exploration, development, mining or milling work conducted on the Property or at any mill at which Minerals from the Property may be processed, the Holder shall at all reasonable times and upon reasonable notice, and at its sole risk and expense, have: (a) a right of access by its representatives to the Properties and to any mill used by the Owner or its affiliates to process Minerals derived from the Property (provided that, if such mill is not owned or controlled by the Owner, such right of access shall only be the same as any such right of access of the Owner; and (b) the right (i) to monitor the Owner's stockpiling and milling of ore or Minerals derived from the Property and to take samples from the Property or any stockpile or from any mill or Processor (if not prohibited under any contract between the Owner and any such Processor) for purposes of assay verifications, and (ii) to weigh or to cause the Owner to weigh all trucks, rail cars or other transportation method transporting Minerals from the Property to any mill processing Minerals from the Property prior to dumping of such ore and immediately following such dumping.

Section 2.08   Conduct of Operations.

(a)	Subject to Sections 2.08(b) and 2.08(c), all decisions concerning methods, the extent, times, procedures and techniques of any: (i) exploration, development and mining related to the Property, (ii) leaching, milling, processing or extraction treatment, if any; and (iii) materials to be introduced on or to the Property or produced from the Property, shall be made by the Owner in its sole and absolute discretion and all decisions concerning the sale or other disposition of Minerals (including, without limitation, decisions as to buyers, times of sales, whether to store or stockpile Minerals for a reasonable length of time) from the Property shall be made by the Owner, acting reasonably and in accordance with good mining and engineering practices.

(b)	The Owner shall not be required to mine Minerals but shall process any Minerals that it mines from the Property as expeditiously as possible. The Owner shall not be responsible for or obliged to make any Royalty payments for Minerals or Mineral value lost in any mining or processing of the Minerals conducted in accordance with generally accepted mining practices at the applicable time.

(c)	The Owner shall use its reasonable commercial efforts to sell all Minerals at the highest possible prices it is able to negotiate.

Article 3.
CONFIDENTIALITY

(a)	Subject to Article 3(c), no Party shall, without the express written consent of the other Party, which consent shall not be unreasonably withheld or delayed, disclose any non-public information in respect of the terms of this Agreement or otherwise received under or in conjunction with this Agreement and, in the case of the Holder, concerning Minerals and operations on the Property or any other properties owned or leased by the Owner, other than to its employees, agents and/or consultants for purposes related to the administration, or assignment by the Holder, of this Agreement and no party shall issue any press releases concerning the terms of this Agreement or, in the case of the Holder, in respect of the operations of the Owner, without the consent of the other Party after such Party having first reviewed the terms of such press release. Each Party agrees to reveal such information only to its employees, agents and/or consultants who need to know, who are informed of the confidential nature of the information and who agree to be bound by the terms of this Article 3.

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(b)	The Parties may disclose data or information obtained under or in conjunction with this Agreement and otherwise prohibited from disclosure by this Article 3 after providing the other parties with a copy of the proposed disclosure and if the other Party does not object, acting reasonably, to such disclosure by notice in writing to such party within 48 hours after receipt of such copy:

(i)	to any third Person to whom such party in good faith anticipates selling or assigning its interest under this Agreement;

(ii)	to a prospective lender to such Party; or

(iii)	to a prospective equity financier or investor of such Party,

provided that, in each case, the Party to whom disclosure is proposed shall first have been provided with and signed and delivered to the other Party a confidentiality agreement executed by such third party purchaser, lender, financier or investor which agreement shall include the confidentiality provisions of this Article 3.

(c)	The Parties may disclose data or information obtained under this Agreement if required to do so for compliance with applicable laws, rules, regulations or orders of a Governmental Authority or stock exchange having jurisdiction over such Party; provided, however, that such Party shall disclose only such data or information as, in the opinion of its counsel, is required to be disclosed and provided further that it will provide the other Party with a copy of the proposed disclosure and the other Party shall be given the right to review and object to the data or information to be disclosed within 48 hours of its receipt of such copy prior to any release, and any such release will be subject to any reasonable objections or changes proposed by the other Party.

Article 4.
ADDITIONAL TERMS

Section 4.01   Applicable Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of ●, without regard to the conflict of laws provisions thereof.

Section 4.02   Waiver.  The failure of any Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Party's right thereafter to enforce any provision or exercise any right hereunder.  A waiver of any provision of this Agreement shall not be effective unless in writing and signed by the party against whom it is to be enforced.

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Section 4.03   Assignment by Holder. The Holder shall have the right, at any time and from time to time, to assign, transfer, convey, mortgage, pledge or charge any portion or all of the Royalty and its interest in and to this Agreement. The Owner covenants and agrees that it shall be bound by and shall perform and that it will acknowledge in writing in favour of such assignee, transferee, mortgagee, pledgee or chargee that it is bound by and shall perform, the terms of this Agreement upon any such assignment, transfer, conveyance, mortgage, pledge or charge. The Holder shall notify the Owner in writing prior to the completion of any such assignment, transfer or conveyance, confirming the identity of such transferee, the appropriate Place of Delivery and the new address for notice to such transferee.

Section 4.04   Transfer by Owner. The Owner shall be entitled to assign, sell, transfer, lease, mortgage, charge or otherwise encumber the Property or the Minerals or the proceeds from the Minerals and its rights and obligations under this Agreement; provided, however, the following conditions are satisfied and, upon such conditions being satisfied in respect of any such assignment, sale or transfer and, subject to the provision of Section 4.10, the Owner and, unless the transfer is to an affiliate of the Owner or Parent, the Parent shall be released from all obligations under this Agreement (other than with respect to obligations, including as to payments of Royalty and other amounts hereunder, accrued or payable in respect of any period prior thereto):

(a)	any purchaser, transferee, lessee or assignee of the Property or this Agreement agrees in advance in writing in favour of the Holder to be bound by the terms of this Agreement, including this Section 4.04 and the indemnity set out in Section 4.06(b);

(b)	any purchaser, transferee, lessee or assignee of this Agreement has simultaneously acquired the Owner's right, title and interest in and to the Property;

(c)	any mortgagee, chargee, lessee, assignee or encumbrancer of the Property or this Agreement agrees in advance in writing in favour of the Holder to be bound by and subject to the terms of this Agreement if it takes possession of or forecloses on all or part of the Property and acknowledges that the Holder shall be entitled to receive the Royalty payments to which it is entitled under this Agreement in priority to any payments to such mortgagee, chargee, lessee, assignee or encumbrancer and undertakes to obtain an agreement in writing in favour of the Holder from any subsequent purchaser, lessee, assignee or transferee of such mortgagee, chargeholder, lessee or encumbrancer that such subsequent purchaser, lessee, assignee or transferee will be bound by the terms of this Agreement, including this Section 4.04;

(d)	any royalty or other similar interest in or to the Property or in and to any Minerals granted by the Owner after the date of this Agreement shall contain a term to the effect that no payment, in cash or in product in kind, shall be made until the Royalty granted under this Agreement has been paid in full for the relevant time period. Notwithstanding anything else herein, the Owner shall not, and shall cause its affiliates not to, create, grant, sell or allow to be created or granted any other royalties or similar interest in respect of the Property, without the prior written consent of the Holder, which consent will not be unreasonably withheld; and

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(e)	the Owner provides prior written notice to the Holder of any such assignment, sale, lease, transfer or charge if reasonably practicable and, in any event, provides such written notice as soon as reasonably practicable thereafter.

Section 4.05   Registration. Notwithstanding Article 3, the Holder may cause, at its own expense, the due registration of this Agreement or notice of this Agreement against the title to the Property. The Owner covenants and agrees that it shall co-operate with such registration and provide its written consent or signature to any documents or things reasonably necessary to accomplish such registration in order to ensure that any successor or assignee or other acquiror or assignment of sale, lease, transfer or charge, if practicable and, in any event, provides such written notice as soon as reasonably practicable thereafter to any such encumbrancer of the Owner's title to the Property, or any interest in the Property, shall have public notice of this Agreement and the terms of this Agreement. If any additional claims, mineral rights, leases, fee lands, exploration and prospecting permits, tenures or other mineral or property interests or additional acquired interests is acquired by or is granted to the Owner or its affiliates that are part of the Property, or if any present or future renewal, extension, modification, relocation, substitution, amalgamation, replacement, succession, conversion, concession, demise to lease, renaming or variation of any interest in the Property of the Owner or its affiliates is acquired as contemplated in the definition of Property, the Owner agrees to execute and deliver such document or documents as the Holder may reasonably request to acknowledge that the Royalty or any mortgage or security interest is applicable thereto including, without limitation, any registration or recording document of any nature whatsoever, inclusive of those contemplated in this Subsection 4.05.

Section 4.06   Representations of the Owner.

(a)	The Owner hereby represents and warrants that it has the corporate power, capacity and authority to grant the Royalty to the Holder and such grant and the execution and delivery of this Agreement by the Owner has been duly authorized by all required corporate action of the Owner and this Agreement represents a valid and binding obligation of the Owner duly enforceable against it by the Holder.

(b)	It is acknowledged that the Holder has no involvement in the carrying out of work related to or conducted on, in or under the Property or in any decisions related to the Property or any work related to or conducted on, in or under the Property from and after the date of this Agreement, all such matters being in the sole control of the Owner. The Owner hereby indemnifies and saves harmless the Holder and its respective affiliates and their respective directors, officers, shareholders and employees from and against any and all costs, expenses, (including reasonable fees and expenses of legal counsel), damages, obligations, penalties, claims, orders or directives or other liability of any nature whatsoever ("Claims") incurred in respect of or arising out of the Property or the title to the Property or ownership of the Property, or any work, operation, activities or event on the Property conducted or arising from and after the date of this Agreement by virtue or by reason of the status of the Holder as a royalty holder.

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Section 4.07   Parent Guarantee. The Parent hereby irrevocably and unconditionally guarantees to the Holder the performance by the Owner of its obligations pursuant to this Agreement. The Parent shall be liable jointly and severally with the Owner to the Holder for the failure of the Owner to discharge any of its obligations under this Agreement or arising in connection with the transactions contemplated in this Agreement.

Section 4.08   Further Assurances.  Each of the Parties will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further documents and instruments and do all acts and things as may be reasonably required to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Section 4.09   No Partnership. Nothing in this Agreement shall be construed to create, expressly or by implication, a joint venture, partnership, commercial partnership or other partnership relationship between the Holder and the Owner and/or the Parent.

Section 4.10   Assignment. Any assignment, transfer, conveyance, mortgage, pledge or charge or lease or purported assignment, transfer, conveyance, mortgage, pledge or charge or lease of any interest in the Property by the Owner, or in, to or arising under this Agreement by the Owner, the Parent or the Holder, which does not comply with the terms of this Agreement shall be null and void and of no force or effect whatsoever. Notwithstanding any other provision in this Agreement, including the provisions of Section 4.04, the Owner shall remain liable for all covenants, obligations, representations and warranties and indemnities of the Owner contained in this Agreement, despite any assignment, transfer, conveyance, mortgage, pledge, charge or lease of any interest in the Property by the Owner, or in, to or arising under this Agreement, to any affiliate of the Owner, until such time as the affiliate is released pursuant to Section 4.04.

Section 4.11   Amendment. No amendment to this Agreement may be made unless agreed to by the Parties in writing.

Section 4.12   Abandonment / Relinquishment. For the sake of clarity, in the event that the Owner abandons, surrenders or relinquishes any interest comprising all or part of any of the Property and, after such abandonment, surrender or relinquishment, the Owner and/or any of its affiliates reacquires any such interest, then such reacquired interest shall be included in the Property for the purposes of this Agreement and the terms of this Agreement shall apply thereto.

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Section 4.13   Dispute Resolution. Except as otherwise provided in this Agreement, all disputes arising under or in connection with this Agreement, or the construction or enforcement thereof shall be resolved by arbitration in accordance with this Section. In the event of any such dispute, either the Owner, on behalf of itself and the Parent, or the Holder may provide a Notice to the other Party summarizing the grounds for the Dispute (in this Section, a "Dispute Notice"). The Owner, on behalf of itself and the Parent, and the Holder shall endeavor to resolve any dispute amicably by negotiation between a member of senior management of each of the Owner and the Holder who has authority to settle the dispute. Any settlement of a dispute by the Owner and the Holder resulting from such negotiations shall be binding on the Parent. Any dispute that is not resolved by such negotiation shall be finally determined by arbitration administered by the international division of the American Arbitration Association, the International Centre for Dispute Resolution (in this Section, the "ICDR") in accordance with its International Arbitration Rules (in this Section, the "Rules"). Any Party may initiate such arbitration following thirty (30) days after the delivery of a Dispute Notice. The place of arbitration shall be ●, ●. The arbitration shall be conducted in the English language. Each Party reserves the right to apply to any court of competent jurisdiction for provisional and/or interim relief including pre-arbitral attachments or injunctions and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate; provided, however, that after the arbitral tribunal is constituted the tribunal shall have sole jurisdiction to consider applications for provisional and/or interim relief and any such measures ordered by the arbitration tribunal may be specifically enforced by any court of competent jurisdiction. For disputes involving amounts of $500,000 or less, the Owner, on behalf of itself and the Parent, and the Holder shall attempt, by mutual agreement, to agree upon a sole arbitrator within thirty (30) days from the date of the initiating Party’s commencement of the arbitration. If the Owner and the Holder cannot agree upon a sole arbitrator within such thirty (30) day period, the ICDR shall make the appointment in accordance with the Rules. In the case of disputes involving amounts of more than $500,000, the arbitration shall be conducted by a panel of three arbitrators with one arbitrator being selected by the initiating Party at the time it commences the arbitration, one arbitrator being selected by the responding Party within thirty (30) days of the commencement of the arbitration and the third arbitrator, who shall act as the presiding arbitrator, being selected by mutual agreement of the arbitrator selected by the initiating party and the arbitrator selected by the responding party (it being understood and agreed that the Owner shall select one arbitrator on behalf of itself and the Parent and a selection by the Owner of such arbitrator shall be binding upon the Parent). If such two arbitrators cannot agree within thirty (30) days of commencement of the arbitration upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the ICDR in accordance with the Rules. Moreover, if a Party shall fail to appoint an arbitrator within the specified time period, such arbitrator and the third arbitrator shall be appointed by the ICDR in accordance with the Rules. Notwithstanding the foregoing, the arbitrator or arbitrators, as the case may be, shall be lawyers with at least ten years' experience with international commercial transactions. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. Any award of the arbitral tribunal shall be final and binding on the Parties. The Parties undertake to comply fully and promptly with any award without delay and shall be deemed to have waived their right to any form of recourse insofar as such waiver can validly be made.

Section 4.14   Notices.  Any notices and other required communications (a "Notice") to the parties to this Agreement shall be in writing, and shall be addressed respectively as follows:

If to URC:

502-211 Yonge Street

Toronto, Ontario

Canada M5B 1M4

Attention: Philip Williams, President

Email: pwilliams@uraniumroyalty.com

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With a copy to (which copy shall not constitute Notice):

Sangra Moller LLP

1000-925 West Georgia Street

Vancouver, BC

Canada V6C 3L2

Attention: Rod Talaifar

Email: rtalaifar@sangramoller.com

If to UEC:

1030 West Georgia Street, Suite 1830
Vancouver, BC

Canada V6E 2Y3

Attention: Amir Adnani

Email: aadnani@uraniumenergy.com

With a copy to (which shall not constitute Notice):

McMillan LLP

Royal Centre, 1055 West Georgia Street

Suite 1500, P.O. Box 11117

Vancouver, BC

Canada V6E 4N7

Attention: Thomas J. Deutsch

Email: thomas.deutsch@mcmillan.ca

All Notices shall be given (a) by personal delivery to the other party, (b) by electronic communication, with a confirmation sent by registered or certified mail, return receipt requested, or (c) by registered or certified mail, return receipt requested. Notices shall be effective and shall be deemed delivered on receipt if delivered during normal business hours, and, if not delivered during normal business hours, on the next Business Day following delivery. A party may change its address by Notice to the other parties.

Section 4.15   Entire Agreement.  This Agreement sets forth the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes any and all prior discussions, letters of intent or agreements in principle between the Parties.

Section 4.16   Binding Effect; No Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the exclusive benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns and nothing in this Agreement, express or implied, is intended to, nor shall it, confer in any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 4.17   Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

URANIUM ROYALTY CORP.	●

By:	By:
Name:	Name:
Title:	Title:

URANIUM ENERGY CORP.

By:
Name:
Title:

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SCHEDULE "G"

CONSENTS AND APPROVALS

Respecting UEC:

The consent of UEC’s lenders pursuant to a second amended credit agreement between UEC and its lenders, Sprott Resource Lending Partnership, CEF (Capital Markets) Limited and Resource Income Partners Limited Partnership, dated February 9, 2016, and all assignees of such lenders, which includes The Rick and Bonnie Rule Family Trust (now named RIBO Trust), Suntrail Investments Ltd. and Salim Jiwa.

Respecting the Purchaser:

The consent of the Purchaser’s lenders pursuant to the credit agreement dated July 3, 2018 between URC, Sprott Resource Lending Corp., as agent, Sprott Resource Lending Corp. , as security agent, Sprott Resource Holdings Inc., Sprott Resource Lending Corp., Term Oil Inc. and Natural Resource Income Investing Limited Partnership, as original lenders.

G-1

SCHEDULE "H"

FORM OF DECLARATION

TO:	URANIUM ROYALTY CORP.

AND TO:	ITS REGISTRAR AND TRANSFER AGENT

The undersigned (a) acknowledges that the sale of the securities of Uranium Royalty Corp. (the "Corporation") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) the undersigned is not an affiliate of the Corporation (as that term is defined in Rule 405 under the 1933 Act), (2) the undersigned is not an underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in the distribution of the securities, and is not receiving a selling commission, fee or other remuneration in connection with the sale, (3) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of a "Designated Offshore Securities Market" as defined in Rule 902 of Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (4) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (5) to the best knowledge of the undersigned, the buyer is not a dealer or a person receiving a selling concession, fee or other remuneration with respect to the sale, (6) the sale is bona fide and not for the purpose of "washing off' the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (7) the seller does not intend to replace such securities with fungible unrestricted securities of the Corporation and (8) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

Dated:
URANIUM ENERGY CORP.

By:
Name:
Title:

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